UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2010 – June 30, 2010

Item 1. Reports to Shareholders.

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust	SEMIANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the Fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available From An Open-End Fund Structure

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•
Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. In May 2009, the Funds announced the suspension of the quarterly distribution policies for their common stock. Each Fund’s Board of Directors will consider lifting the suspension once such Fund’s capital loss carryforward has been utilized to offset realized gains. Please see page 19 for more details.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

This page is not part of the 2010 Semiannual Report to Stockholders

Table of Contents

Semiannual Review

Performance Table	2

Letter to Our Stockholders	3

Small-Cap Market Cycle Performance	10

Postscript: How To Swim Upstream, Against The Grain, Away From The Crowd	Inside Back Cover

Semiannual Report to Stockholders	11

For more than 35 years, we have used a value approach to invest in small-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

This page is not part of the 2010 Semiannual Report to Stockholders | 1

Performance Table

NAV Average Annual Total Returns	Through June 30, 2010

	Royce Value Trust	Royce Micro-Cap Trust	Royce Focus Trust	Russell 2000

Second Quarter 2010*	-10.41%	-8.94%	-11.05%	-9.92%

Year-to-Date 2010*	-3.03	-1.57	-7.82	-1.95

One-Year	25.43	21.50	20.66	21.48

Three-Year	-9.99	-10.18	-7.68	-8.60

Five-Year	1.15	0.96	5.04	0.37

10-Year	6.44	7.32	10.72	3.00

15-Year	9.08	9.57	n.a.	6.63

20-Year	10.00	n.a.	n.a.	8.16

Since Inception	9.92	9.77	9.75	–

Inception Date	11/26/86	12/14/93	11/1/96**	–

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of micro-cap, small-cap and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

*	Not annualized
**	Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

2 | This page is not part of the 2010 Semiannual Report to Stockholders

Letter to Our Stockholders

Fear and Trembling

Life can only be understood backwards; but it must be lived forwards.

– Sören Kierkegaard
Thirty-five years ago this summer, the film Jaws opened and quickly chomped its way into celluloid history, while also inspiring legions of sweaty beachgoers to stick to the safety of their towels. Yet it’s a paraphrase of the ad from the classic Spielberg film’s deservedly forgotten sequel—the subtly named Jaws 2—that provides the most apt description of investors’ attitudes here in the summer of 2010: “Just when you thought it was safe to go back in the market...” After all, in roughly two years, we have moved from a market collapse due in part to a widespread failure to heed Warren Buffett’s advice to “beware of geeks bearing formulas” to a market malaise driven by heightened fears about Greeks—to say nothing of Californians or any number of others—bearing debt. In between the financial crisis of late 2008-early 2009 and the market’s current struggles (the latter arguably a sequel to the earlier calamity), there was a dynamic market rebound that lasted—at least as of this writing—from the market low on March 9, 2009 through the interim small-cap market high on April 23, 2010. Unfortunately, equity investors seemed to regard this rally as an all-too-brief respite from a world of ever-declining stock prices and acute economic anxiety.

We find much to like on a stock-by-stock basis and believe that there is ample proof in the form of strong fundamentals for potentially better days. Investment decisions should not be approached with fear and trembling, but with conviction, confidence and, in our view, an outlook that measures time in years, not months and quarters.

This page is not part of the 2010 Semiannual Report to Stockholders | 3

Charles M. Royce, President

Using mostly broad brush strokes,
indexes offer a very useful picture of the
markets (or areas of the market) that
they represent at specific moments in
time. Like every mutual fund manager,
we also use indexes as benchmarks
against which we compare our own
Funds’ performances. Comparisons are
made not simply to calendar-based
periods, but to down market and full
market cycle periods. We do this
because of our long-held conviction
that how a portfolio performs in
difficult market environments can have
an enormous effect on long-term
returns, especially those results
achieved over full market cycles, which
have generally lasted from two to seven
years. We also make use of our various
benchmark indexes to compare
volatility scores, such as Standard
Deviation and Return Efficiency.

For each of our closed-end portfolios,
we use the small-cap Russell 2000, a
broad-based index of domestic small-cap
stocks. (Royce Value Trust also uses
the S&P SmallCap 600.) As useful and
important as benchmark indexes are,
they play no role in our portfolio
management practices. Their primary
significance for us is in providing a
measure of how our results stack
up vis-à-vis a close approximation to
the market in which a particular
portfolio invests.

Continued on page 6...

Letter to Our Stockholders

     Looking further back to the beginning of this new century, the markets endured the bursting of the Internet bubble, which brings to two the number of historic market implosions that have occurred within the last 11 years. It is no wonder, then, that so many equity investors are choosing to avoid what they regard as the shark-infested waters of the stock market. For many people who first invested in the stock market at the end of 1999, the experience has been most likely unprofitable (depending, of course, on where their money was invested) and highly, perhaps painfully, volatile. The evidence is compelling for investors’ recent dissatisfaction with low or negative returns from stocks and their related impatience with risk and volatility. The Investment Company Institute (ICI) tracks mutual fund asset flows and reported that in 2009 domestic equity funds had net outflows of $8.8 billion while fixed income funds took in a record $375.5 billion. Strategas Research Partners recently published data from the ICI that showed the trend continuing. For the year-to-date period ended May 31, 2010, outflows from domestic equity funds totaled $3.8 billion, while inflows to bond funds remained brisk, at $118.7 billion.
     So what do equity managers such as ourselves—patient, disciplined, risk-averse types—make of these sobering figures? Not surprisingly, we still believe in equities. Equally important, our contrarian, long-term outlook leads us to see the potential for solid returns for stocks in the years ahead, provided that investors have the stomach for the bumpy road in front of stocks in the short run. We understand the trepidation, just as we sympathize with those investors who feel as though they have lately been presented with a dismal choice between low-risk, potentially profit-less instruments—bonds or money markets—and risky equities that may not only fail to grow or preserve capital but could also erode or even destroy it. For our part, we are scrutinizing valuations for micro-cap, small-cap and mid-cap securities all over the globe. We find much to like on a stock-by-stock basis and believe that there is ample proof in the form of strong fundamentals for potentially better days. Investment decisions should not be approached with fear and trembling, but with conviction, confidence and, in our view, an outlook that measures time in years, not months and quarters.

The Concept of Anxiety
Regardless of the length of one’s outlook, recent results for the three major equity indexes were mostly uninspiring and did much to reinforce investors’ anxiety. For the year-to-date period ended June 30, 2010, small-caps, as measured by the Russell 2000 index, owned a performance edge relative to their peers, as the small-cap index was down 1.9%, while the large-cap S&P 500 lost 6.7% and the more tech-oriented Nasdaq Composite fell 7.1%. These were obviously disappointing results, not merely because of the negative performance, but also because they interrupted the much-needed rally that began with the market low on March 9, 2009. The year opened with a less

4 | This page is not part of the 2010 Semiannual Report to Stockholders damaging correction that the market had shaken off by early February. First-quarter results were positive for all three indexes—the Russell 2000 gained 8.9% versus 5.4% for the S&P 500 and 5.7% for the Nasdaq Composite.
     The revived rally did not last long, however. Small-cap stock prices peaked on April 23, 2010, and the Russell 2000 slipped 17.6% from that date through the end of June. While the rally had seen other downturns, each had fallen in the range of 9%-10%, making this latest decline easily the most severe for small-caps since the worst days of the financial crisis. These losses lent more than a bearish tint to second-quarter returns, which were negative across the board, putting an end to four consecutive quarters of positive performance for all three domestic indexes. For the second quarter, the Russell 2000 was down 9.9%, the S&P 500 fell 11.4%, and the Nasdaq Composite declined 12.0%.
     Markets outside the U.S. fared no better. The MSCI EAFE (Europe, Australasia and Far East) index was down 13.2% versus a loss of 6.3% for the MSCI World ex USA Small Core index for the six months ended June 30, 2010. So while returns from the U.S. market bottom on March 9, 2009 through June 30, 2010 remained strong, with each major index up more than 55%, trailing three-year returns ended June 30, 2010 for the three domestic and two non-U.S. indexes were negative, and five-year and 10-year returns were mixed. For the 10-year period, small-caps did best, as the Russell 2000 and MSCI World ex USA Small Core indexes were the top performers.
     Within small-cap, growth and value indexes suffered second-quarter losses: the Russell 2000 Value index fell 10.6% versus a loss of 9.2% for the Russell 2000 Growth index. However, year-to-date and one-year results ended June 30, 2010 favored value; three- and five-year results favored growth; and 10-, 15-, 20-, and 25-year results were decidedly won by the Russell 2000 Value index. Micro-cap companies provided better relative results, outperforming the small-cap index in both the second quarter, in which the Russell Microcap index was down 8.9%, and year-to-date period, when it rose 0.1% through 6/30/10. Within the micro-cap index, value underperformed in the second quarter (-9.7% versus -7.9%), but outperformed for the six months ended June 30, 2010 (+1.9% versus -1.9%).

Judge For Yourself!
Year-to-date results for our three closed-end portfolios reflected the high level of market volatility. While the market’s gyrations always play a role in performance to some extent, it was particularly visible in the first half, when a few percentage points made the difference between outperformance versus a Fund’s respective benchmark index. Relative performance was not a consistent strength for the portfolios taken as a group. On an NAV (net asset value) basis, only Royce Micro-Cap Trust (RMT) outperformed its particular benchmark during the first half of 2010.

Looking forward, we believe that volatility will continue to be above average, but that small-cap, both domestic and non-U.S., can provide attractive returns over the next three to five years.

This page is not part of the 2010 Semiannual Report to Stockholders | 5

However, the investable universe of
securities for our portfolios tends to be
larger than the number of stocks that
constitute an index at any given time,
which is why we do not limit ourselves
to the stocks that comprise an index.
We prefer the freedom of looking for
what we think are attractively valued
smaller companies wherever we may
find them. For example, as of June 30,
2010, the number of U.S.-domiciled
companies with market capitalizations
up to $2.5 billion exceeded 4,500
names, according to FactSet, more
than twice the number included in the
Russell 2000.

In addition, indexes are fluid entities
just as actively managed mutual fund
portfolios are, though generally to a
lesser degree. Standard & Poor’s
rebalances their indexes, including the
large-cap S&P 500 and the S&P
SmallCap 600, on a quarterly basis, as
does MSCI. Russell Investments
rebalances, or reconstitutes, as they
call it, less frequently—doing so on an
annual basis.

Still, important changes can occur,
even in an annual reconstitution.
Based on data released from Russell
Investments in June 2010, we found
some notable changes to the index
between June 2009 and June 2010: The
index gained an impressive 33.6% for
the 12-month period ended May 28,
2010, which helped to increase the
index’s overall market capitalization
37.9% from 2009 to $1.2 trillion.

Russell went on to report, “The median
market capitalization for the index
increased to $441.3 million, a 45%

Continued on page 8...

Letter to Our Stockholders

     Our own reaction was thus somewhat mixed, as returns ran the gamut from marginally negative to more disappointingly so. Interestingly, Royce Focus Trust (FUND) failed to better the year-to-date return of its benchmark, but lost its performance edge during the far more placid (and positive) first quarter. The Fund did not fall as far as its benchmark from the interim high for domestic small-caps on April 23, 2010 through the end of June, while still finishing the first half with poorer performance. We would usually prefer that our Funds hold their value relative to the benchmark during a downturn to outshining during a short-term up-market period, even if it causes some discouragement in the short run.
     As might be expected during a period in which volatility was high and returns varied, no single sector or industry stood out during the first half the way that the Natural Resources and Technology sectors mostly did in 2009. However, there were some notable patterns. The disaster in the Gulf of Mexico did not deter many oil and gas companies in Royce Value Trust and RMT from strong results, though that sector’s energy services group struggled in all three portfolios. (In FUND, the precious metals and mining group stood out positively in the Natural Resources sector.) Financial and industrial companies tended to do relatively poorly, proving especially sensitive to concerns about a double-dip recession. Many Technology holdings also took a step back after enjoying very strong results in 2009 due in part to similar concerns. The two consumer sectors were generally solid, as was performance for the Health sector. However, in the latter’s case net gains were modest. Micro-caps in general did well, as did dividend-payers, the latter helping to narrow the gap after underperforming their small-cap non-dividend paying peers last year. Looking forward, we believe that volatility will continue to be above average, but that small-cap, both domestic and non-U.S., can provide attractive returns over the next three to five years.

6 | This page is not part of the 2010 Semiannual Report to Stockholders

An Edifying Discourse

What inspires our confidence in the long-term prospects for stocks? As is often the case, we look to history for some instruction, while keeping in mind that investing must be done looking forward, not backward. We never expect the past to repeat itself, though we do believe that historical patterns are relevant when it comes to the behavior of markets. The current economic situation has already bred comments claiming that the economy and financial markets are not likely to bounce back soon, mostly owing to an ongoing dearth in consumer spending and the staggering weight of deficits. These commentators predict a scenario in which we are headed for a double-dip recession and could be facing a decade of essentially flat economic growth (or worse), calling to mind Japan over the last 20 years or our own stagnating economy of 1974-1982.
     We have a more optimistic outlook. We continue to believe that we have entered a more normalized return environment for equities. We see reason for hope in the fact that many small-cap stocks are reacting positively and negatively to underlying fundamentals—not just market sentiment. This has been creating what we regard as attractive short-term opportunities for long-term investors such as ourselves. To us, a return to a more normalized environment may not bring the outsized gains of 2009, but it could usher in a period of positive long-term returns for equities, with historically normal corrections along the way. This would be close to an ideal environment for active managers with an absolute return orientation. Neither whole sectors nor entire industries are “on sale” as they were in late 2008 and early 2009, but numerous opportunities have been available on a stock-by-stock basis. By seeking to take advantage of this period of increased volatility, we think that investors should be rewarded when the overall direction of the market reverses. While we always keep an eye on the market and economy as a whole, the current situation has not diminished our faith in the long-term prospects for stocks.
     Of course, recent declines have been painful. However, it is important to remember that a correction of 15% or more is quite typical, occurring roughly every three years on average for small-cap stocks. Since the Russell 2000 debuted on December 31, 1978, there have been 10 major corrections of at least 15% through the end of 2009. (Note: In order for a new peak to be established, a drop of 15% from the prior peak must first be recorded.) These peak-to-trough periods have ranged from a decline of 15.4% (10/5/79-10/23/79) to the more recent bear market decline of 58.9% (7/13/07- 3/9/09). Of the 10 major declines prior to 2010, the Russell 2000 on average fell 31.8%. These declines disrupt markets, they shatter confidence, but they also set the stage for new bull markets.

Any business that looks to be capable of swimming ahead of the pace of the economy as a whole is going to be in high demand, and we can see that benefiting the kind of small-caps that fit our selection criteria—those that boast strong balance sheets, high returns on invested capital and the ability to generate free cash flow.

This page is not part of the 2010 Semiannual Report to Stockholders | 7

increase over the median capitalization
of $304 million in 2009. The weighted
average market capitalization also
increased significantly, jumping 34.7%
to $1.0B from $0.7B in 2009.” The
index’s composition is also reflective of
the growing global nature of the equity
world: “As a result of Russell’s new
methodology rule determining country
assignment, all companies that are
incorporated, headquartered, and
traded in the U.S. are eligible for the
Russell U.S. Indexes...Ten of the new
adds [of which there were a total of
321 in 2010] are due to the new
country rule.” Indexes change, and,
interestingly, they change in an
effort to better reflect the market
they are meant to represent. In
other words, they change their
constituents in order not to change
their market representation.

We have high regard for indexes,
especially the efforts they make to
remain truly representative of their
markets. However, we also see critical
differences between the kind of work
that we as active, disciplined small-cap
managers do and what an index does.
We do not focus our efforts on creating
representative small-cap portfolios (or
micro-cap, mid-cap or global smaller-
company portfolios). Our task is to find
what we judge to be high-quality
companies trading at attractive
discounts to our estimate of their worth
as a business (or intrinsic value). We
see indexes, then, as a bellwether to
guide us as we strive to improve our
skill as disciplined stock pickers. No
more and no less than that.

Letter to Our Stockholders

Either/Or
Admittedly, our long-term perspective has been even less in style lately than usual. We have recently been witnessing a stampede out of equities and into fixed income to such a degree that we would not be surprised to see a bubble in fixed income investments in the coming months. (Even bond king Bill Gross is bullish on stocks!) For our part, we remain convinced that stocks should provide stronger returns, particularly inflation-adjusted returns, over the next five-year and 10-year periods. It seems reasonable to us that the current decade will end up with annualized equity returns somewhere in the high single digits. Taking advantage of current volatility is, for us, critical toward building strong results for the decade, as well as other long-term periods.
     For example, we believe that investors should be encouraged, though not too excited, by the recent earnings picture, bearing in mind that recent earnings look strong in relation to where companies were in 2008 and early 2009, when most were coming off an historically terrible period. (In other words, the bar for earnings improvement was set awfully low.) Still, we think that this is encouraging because it shows that many U.S. corporations did what needed to be done—they grew leaner and meaner and effectively dealt with a financial crisis, which is being reflected in stronger earnings. While the perception seems to be that it is once again struggling, we think the economy is on the right track. We are not wildly enthusiastic, but we are optimistic.

8 | This page is not part of the 2010 Semiannual Report to Stockholders

     Part of our reasoning is that we see a slow-growth economy as a favorable backdrop for our disciplined style, especially owing to its emphasis on company quality. Our expectation is that a slow-growth economy could lead investors to focus on two areas—high-quality companies and fast-growing companies (the latter not normally our cup of tea). Any business that looks to be capable of swimming ahead of the pace of the economy as a whole is going to be in high demand, and we can see that benefiting the kind of small-caps that fit our selection criteria—those that boast strong balance sheets, high returns on invested capital and the ability to generate free cash flow. It is also important to remember that long-term growth is not a straight-line phenomenon. Short-term setbacks are a common occurrence in the journey to more lasting success. We are ever-cautious, and in our view it is safe to go back in the water.

Sincerely,

It is important to remember that long-term growth is not a straight-line phenomenon. Short-term setbacks are a common occurrence in the journey to more lasting success. We are ever-cautious, and in our view it is safe to go back in the water.

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

P.S. More than this letter’s epigraph comes from the pen of Danish philosopher, Sören Kierkegaard, as each of the headings uses the title from one of his books. We thought that Kierkegaard made an especially appropriate choice for the period under review, with his emphasis on the absurdity of life, the necessity for self-examination and the need to live life looking forward.

July 31, 2010

This page is not part of the 2010 Semiannual Report to Stockholders | 9

Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods. We believe that providing full market cycle results is more appropriate even than showing three- to five-year standardized returns because the latter periods may not include the up and down phases that constitute a full market cycle.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. In contrast, the new market cycle that began on 7/13/07 has so far favored growth over value, an unsurprising development when one considers how thoroughly value dominated growth in the previous full cycle.

Peak-to-Peak (3/9/00-7/13/07)
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. Each of our closed-end funds held a sizeable performance advantage over the Russell 2000 on both an NAV (net asset value) and market price basis. On an NAV basis, Royce Focus Trust (+264.2%) was our best performer by a wide margin, followed by Royce Micro-Cap Trust (+175.9%) and Royce Value Trust (+161.3%). The latter two funds in particular benefited from their use of leverage during this, as well as in subsequent bullish periods.

Peak-to-Current (7/13/07-6/30/10)
During the difficult, volatile decline that ended 3/9/09, both value and growth posted similarly negative returns. Events in the financial markets immediately preceding the end of 2008’s third quarter caused the Russell 2000 to decline significantly. After a brief rally at the end of 2008, the index continued to fall, though it has since recovered significantly, gaining 80.9% from 3/9/09 through 6/30/10.

Royce Focus Trust managed to outperform the index during the decline, while Royce Value Trust and Royce Micro-Cap Trust outperformed during the rally from 3/9/09 through 6/30/10.

ROYCE FUNDS NAV TOTAL RETURNS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Trough-to-	Peak-to
	Peak	Trough	Current	Current
	3/9/00-	7/13/07-	3/9/09-	7/13/07-
	7/13/07	3/9/09	6/30/10	6/30/10

Russell 2000	54.8%	-58.9%	80.9%	-25.6%

Russell 2000 Value	189.4	-61.1	85.0	-28.1

Russell 2000 Growth	-14.8	-56.8	76.8	-23.6

Royce Value Trust	161.3	-65.6	105.9	-29.1

Royce Micro-Cap Trust	175.9	-66.3	110.6	-29.1

Royce Focus Trust	264.2	-58.3	80.3	-24.7

The thoughts concerning recent market movements and future prospects for smaller-company stocks are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements. Smaller-company stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. See page 2 for important performance information for all of the above funds.

10 | 2010 Semiannual Report to Stockholders

2010 Semiannual Report to Stockholders | 11

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 6/30/10

Jan-June 2010*			-3.03%

One-Year			25.43

Three-Year			-9.99

Five-Year			1.15

10-Year			6.44

15-Year			9.08

20-Year			10.00

Since Inception (11/26/86)			9.92

*Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2009	44.6%	2000	16.6%

2008	-45.6	1999	11.7

2007	5.0	1998	3.3

2006	19.5	1997	27.5

2005	8.4	1996	15.5

2004	21.4	1995	21.6

2003	40.8	1994	0.1

2002	-15.6	1993	17.3

2001	15.2	1992	19.3

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Ash Grove Cement Cl. B			1.1%

Alleghany Corporation			1.0

Sapient Corporation			0.9

Coherent			0.9

AllianceBernstein Holding L.P.			0.9

Sotheby’s			0.9

PAREXEL International			0.9

SEACOR Holdings			0.9

SEI Investments			0.9

Cimarex Energy			0.8

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrial Products			22.4%

Technology			19.9

Industrial Services			14.6

Financial Services			12.6

Financial Intermediaries			12.1

Natural Resources			10.9

Consumer Products			8.4

Health			7.5

Consumer Services			4.1

Diversified Investment Companies			0.4

Miscellaneous			4.7

Preferred Stocks			0.2

Cash and Cash Equivalents			8.9

Royce Value Trust

Manager’s Discussion
Royce Value Trust (RVT) struggled to differentiate itself in the volatile and highly correlated period for equity returns that defined 2010’s first half. For the year-to-date period ended June 30, 2010, RVT lost 3.0% on an NAV (net asset value) basis, and 2.0% based on market price, underperforming its unleveraged small-cap benchmarks, the Russell 2000, which fell 1.9%, and the S&P SmallCap 600, which fell 0.9% for the period. In the bullish first quarter, which marked a continuation of the strong rally off the lows set in March 2009, the Fund rose 8.2% and 9.8% on an NAV and market price basis, respectively, while the Russell 2000 was up 8.9%, and the S&P SmallCap 600 advanced 8.6%. In the second quarter, when stock prices fell precipitously following new concerns over sovereign finances, specifically in Europe, RVT fell victim to the correlated downward move in stock prices with an NAV decline of 10.4% and a market price loss of 10.8% compared to the Russell 2000’s drop of 9.9%, and the S&P SmallCap 600’s decline of 8.7%.
     While results through the end of June were disappointing on both an absolute and relative basis, over most longer-term time periods the Fund’s NAV returns were solid on a relative basis. Absolute NAV returns were more mixed, however. RVT showed strength for the one-, 10-, 15-, 20-year and since inception (11/26/86) periods, but the three-year and five-year periods were more challenging on an absolute basis, falling short of the strong absolute results that we strive to provide. The impact of the severe bear market of 2008 was the primary contributor to this shortfall. Still, we were very pleased that our style of active, disciplined management allowed RVT to beat the Russell 2000 on an NAV basis for the one-, five-, 10-, 15-, 20-year and since inception periods ended June 30, 2010. The Fund also beat the S&P SmallCap 600 for most of these periods, though it trailed over the difficult three-year span. RVT’s NAV average annual total return since inception was 9.9%.
     In the first half of 2010, sector performance reflected the high degree of individual stock correlation that defined the period. Only three of the Fund’s 11 equity sectors managed to contribute positively to returns, though the eight that detracted posted modest net losses. What anchored individual stocks and sectors together was a broad-based increase in negative sentiment that led to chiefly undifferentiated moves among equities of all shapes and sizes. Not surprisingly, defensive sectors such as Health and Consumer Products maintained their gains in the period as investors sought the relative safety of investments less sensitive to cyclical factors and more reliant on non-discretionary consumption.

GOOD IDEAS THAT WORKED
Top Contributors to Performance* Year-to-Date Through 6/30/10

PAREXEL International	0.28%

Cimarex Energy	0.19

Sapient Corporation	0.17

Advisory Board (The)	0.16

Richardson Electronics	0.14

*Includes dividends

Positive contributors at the industry level were insurance companies, the software group, and food, beverage and tobacco stocks, the latter accentuating the pervasively defensive theme in the period.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

12 | 2010 Semiannual Report to Stockholders

Performance and Portfolio Review

     The Industrial Products and Industrial Services sectors made the largest negative impact on performance as investors shunned those areas deemed overly exposed to the growing risks of a soft patch in the economy or, worse, a double-dip recession. Persistently high unemployment, a stubbornly depressed housing market, a pullback in leading economic indicators in the U.S., growing anxiety about the sovereign debt crisis in Europe and risks of a slowdown in the Chinese economy growth all conspired to send investors scrambling for the perceived safe haven of U.S. bonds. Investment management companies and securities brokers, along with metal fabrication and distribution businesses, were among RVT’s worst performing industries.
     While correlation of individual stocks rose throughout the first half, there still was a healthy dispersion of individual stock returns in the Fund. RVT’s top performer in the period was an old favorite, PAREXEL International. This global provider of drug development services focusing on clinical research outsourcing benefited from increased emphasis by the pharmaceutical industry on new drug development. With pipelines depleting, both large and small pharmaceutical companies sought PAREXEL’s highly integrated platform of global clinical research to advance new and innovative drug development. Cimarex Energy was another notable gainer as this Denver based oil and gas exploration and production company sported some of the highest production growth in the industry while keeping capital expenditures well below internally generated cash flow.

     On the negative front, a notable loser came from our favored asset management industry. Artio Global Investors is a global asset manager offering both fixed income and equity funds with a primary emphasis in international equity. Although it was hurt by the substantial dislocation in Europe following the Greek debt crisis, we remain optimistic about the firm’s long-term potential in a recovering global stock market. Vaisala is a Finnish technology company serving a global niche market in measurement systems for a variety of environmental sciences. The company suffered depressed margins after issuing a profit warning due to delivery problems in a new IT system. Recent investments in growth initiatives will also need more time to develop. With a strong balance sheet and healthy dividend yield, we are comfortable being patient.

GOOD IDEAS AT THE TIME
Top Detractors from Performance* Year-to-Date Through 6/30/10

Artio Global Investors Cl. A	-0.15%

Vaisala Cl. A	-0.15

Ritchie Bros. Auctioneers	-0.15

Preformed Line Products	-0.15

Lazard Cl. A	-0.13

*Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 6/30/10

[1]
Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions as indicated and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]	Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,073 million

Weighted Average P/E Ratio**	15.7x

Weighted Average P/B Ratio	1.7x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	101.5%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	16.5%

Fund Total Net Assets	$1,044 million

Net Leverage†	18%

Turnover Rate	13%

Number of Holdings	689

Symbol
Market Price	RVT
NAV	XRVTX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 6/30/10).

†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 6/30/10 at NAV or Liquidation Value

66.0 million shares of Common Stock	$824 million

5.90% Cumulative Preferred Stock	$220 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

2010 Semiannual Report to Stockholders | 13

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 6/30/10

Jan-June 2010*			-1.57%

One-Year			21.50

Three-Year			-10.18

Five-Year			0.96

10-Year			7.32

15-Year			9.57

Since Inception (12/14/93)			9.77

*Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2009	46.5%	2001	23.4%

2008	-45.5	2000	10.9

2007	0.6	1999	12.7

2006	22.5	1998	-4.1

2005	6.8	1997	27.1

2004	18.7	1996	16.6

2003	55.5	1995	22.9

2002	-13.8	1994	5.0

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Kennedy-Wilson Holdings			2.7%

Sapient Corporation			2.1

Seneca Foods			1.8

iGATE Corporation			1.3

Tennant Company			1.3

Pegasystems			1.1

Epoch Holding Corporation			1.0

SFN Group			1.0

Richardson Electronics			0.9

Advisory Board (The)			0.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrial Products			23.2%

Technology			18.4

Industrial Services			13.8

Natural Resources			12.1

Financial Intermediaries			9.8

Financial Services			9.8

Health			9.6

Consumer Products			9.1

Consumer Services			3.4

Diversified Investment Companies			1.3

Miscellaneous			4.9

Preferred Stock			0.6

Cash and Cash Equivalents			9.1

Royce Micro-Cap Trust

Manager’s Discussion
Royce Micro-Cap Trust’s (RMT) broadly diversified portfolio of micro-cap stocks began 2010 with the same luster that had led to distinguished returns in 2009, only to fall victim to the precipitous drop in equity prices that occurred beginning in late April. RMT lost 1.6% on an NAV (net asset value) basis for the first half of 2010, and 0.4% based on market price, slightly outperforming its unleveraged small-cap benchmark, the Russell 2000, which declined 1.9%, and underperforming the Russell Microcap index, which rose a modest 0.1% for the same period. The Fund managed to keep pace in the bullish first quarter as stocks extended their gains off the March 2009 low. For the quarter, RMT gained 8.1% on an NAV basis and 11.1% based on market price, compared to respective advances of 8.9% and 9.9% for the Russell 2000 and Russell Microcap indexes. When stock prices rolled over and began their sharp descent in the second quarter, the Fund lost 8.9% on an NAV basis and 10.4% on a market price basis. For the same period, the Russell 2000 fell 9.9%, and the Russell Microcap lost 8.9%.
     The market decline that began on April 23, 2010 and continued through the end of the period was as severe as it was unwelcome. During this period, RMT was unable to break from the market’s grasp and fell largely in line with its benchmarks. Declines for the Fund were 16.4% (NAV) and 18.9% (market price) compared to losses of 17.6% for the

Russell 2000 and 18.1% for the Russell Microcap index. So while the Fund gave up a bit of ground from the market low on March 9, 2009 through June 30, 2010, it maintained its impressive lead, up 110.6% (NAV) and 115.9% (market price) compared to the Russell 2000, which was up 80.9% and the Russell Microcap index which rose 86.2%.
     More importantly, we continue to be pleased with the Fund’s long-term NAV performances on a relative basis. RMT beat the Russell Microcap index for the one-, three-, five- and 10-year periods ended June 30, 2010, while outpacing the Russell 2000 for the one-, five-, 10-, 15-year and since inception (12/14/93) periods ended June 30, 2010. (Data for the Russell Microcap index goes back only to 2000.) The Fund’s NAV average annual total return since inception was 9.8%.

GOOD IDEAS THAT WORKED
Top Contributors to Performance* Year-to-Date Through 6/30/10

Sapient Corporation	0.39%

Hardinge	0.39

Virage Logic	0.38

Thomas Weisel Partners Group	0.29

Richardson Electronics	0.25

*Includes dividends

   For the first half of 2010, six of the Fund’s 10 equity sectors made positive contributions to performance, with Technology being the main bright spot. Within that sector, the components and systems industry and semiconductors and equipment group each benefited

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

14 | 2010 Semiannual Report to Stockholders

Performance and Portfolio Review

from the thawing of some IT budgets. Interestingly, machinery was the best performing industry in the period even though it hails from within the economically challenged Industrial Products sector. Detractors from first-half results came mostly from the more cyclical sectors of the market and reflected growing concerns that the initial phase of the economic recovery was giving way to a more uncertain pace. Inventory restocking in the industrial and retail segments of the economy, which had added a pleasant tailwind to orders as we entered the year, appeared to have run its course with new order activity perceived to be ever more reliant on suspect end-market demand. Reflecting this dynamic, Industrial Services and Natural Resources struggled, as did Consumer Services. At the industry level, energy services companies led all decliners, as the impact of the temporary ban on deep-water drilling following BP’s Gulf oil spill hurt the short-term prospects of these businesses.
     The Fund’s top performer was Sapient Corporation, a leading business consulting and technology services firm that was a direct beneficiary of improved technology and marketing spending from its corporate customers. Another performer of note was Hardinge, a manufacturer of metal cutting lathes and other tooling machinery and accessories that received an unsolicited takeover offer from Industrias Romi, a global leader in machine tools. We chose to reduce our position into the resulting improvement in its share price as we were somewhat skeptical of the potential outcome.

     On the negative side, the stock price of Willbros Group, an engineering and construction company primarily serving the oil and gas industry, fell sharply as concerns regarding project delays—another result of the Gulf spill—weighed on its shares. We chose to weigh the firm’s limited direct exposure to offshore construction projects and attractive valuation and used the weakness to add to our position. FBR Capital Markets provides a range of investment banking, institutional brokerage and asset management activities. Depressed levels of capital markets activity and delayed equity offerings led to a quarterly revenue and earnings miss that then drove down its share price.

GOOD IDEAS AT THE TIME
Top Detractors from Performance* Year-to-Date Through 6/30/10

Willbros Group	-0.57%

FBR Capital Markets	-0.35

Stein Mart	-0.30

Charming Shoppes	-0.26

Cowen Group Cl. A	-0.24

*Net of dividends
MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 6/30/10

[1]Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions as indicated and fully participated in the primary subscription of the 1994 rights offering.

[2]Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on Nasdaq.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$290 million

Weighted Average P/B Ratio	1.4x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	107.6%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	8.3%

Fund Total Net Assets	$299 million

Net Leverage**	16%

Turnover Rate	10%

Number of Holdings	358

Symbol
Market Price	RMT
NAV	XOTCX

*Geometrically calculated

**Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 6/30/10 at NAV or Liquidation Value

27.3 million shares of Common Stock	$239 million

6.00% Cumulative Preferred Stock	$60 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

2010 Semiannual Report to Stockholders | 15

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 6/30/10

Jan-June 2010*			-7.82%

One-Year			20.66

Three-Year			-7.68

Five-Year			5.04

10-Year			10.72

Since Inception (11/1/96)**			9.75

*Not annualized
**Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2009	54.0%	2002	-12.5%

2008	-42.7	2001	10.0

2007	12.2	2000	20.9

2006	16.3	1999	8.7

2005	13.3	1998	-6.8

2004	29.2	1997	20.5

2003	54.3

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Berkshire Hathaway Cl. B			4.9%

Seabridge Gold			3.6

Sanderson Farms			3.3

Kennedy-Wilson Holdings			3.1

Buckle (The)			3.0

GrafTech International			2.8

ENSCO ADR			2.7

Reliance Steel & Aluminum			2.5

Mosaic Company (The)			2.4

Trican Well Service			2.4

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Natural Resources			29.7%

Industrial Products			19.7

Consumer Products			12.1

Financial Services			11.0

Technology			7.9

Financial Intermediaries			7.0

Consumer Services			5.8

Industrial Services			5.1

Health			1.3

Miscellaneous			0.9

Cash and Cash Equivalents			18.7

Royce Focus Trust

Manager’s Discussion
Royce Focus Trust (FUND) fell 7.8% on an NAV (net asset value) basis and 9.3% on a market price basis for the year-to-date period ended June 30, 2010, in each case underperforming its small-cap benchmark, the Russell 2000, which was down 1.9% for the same period. This was a discouraging result, not just because negative returns are unwelcome or because we never enjoy being outpaced by the Russell 2000, but also because it disrupted the momentum that the Fund had established with a terrific showing in 2009. Still, we do not put too much emphasis on short-term results—even when they are notable on both an absolute and relative basis—because the Fund’s focus is on longer-term time spans of three years or more.
     The rally that enlivened much of 2009 stalled as the new year began, with stock prices tumbling through January and into early February before stock prices revived. This meant a mostly strong first quarter for equities. The limited portfolio of mostly small-cap stocks in Royce Focus Trust was up 3.6% on an NAV basis and 5.4% on a market price basis for 2010’s opening quarter, in each case behind its small-cap benchmark, the Russell 2000, which was up 8.9%. Although the market was doing well as the second quarter began in April, a more severe and lasting correction had set in by the end of the month, one that continued through the end of June. For the second quarter, FUND was down 11.1% on an NAV basis and 13.9% on a market prices basis versus a decline of 9.9% for the Russell 2000.

     The Fund’s NAV performance was stronger than its market price results during the correction that followed the interim small-cap high in late April. From April 23, 2010 through June 30, 2010, FUND lost 15.7% on an NAV basis and 19.5% on a market price basis compared to a loss of 17.6% for its benchmark. The Fund fell behind the Russell 2000 from the March 9, 2009 market low through June 30, 2010, rising 80.3% on an NAV basis and 68.3% on a market price basis while the small-cap index gained 80.9%. However, FUND outpaced the Russell 2000 on an NAV basis for the three-, five-, 10-year and since inception of our management (11/1/96) periods ended June 30, 2010, and for each of these periods except the three year span on a market price basis. The Fund’s NAV average annual total return since inception was 9.8%.

GOOD IDEAS THAT WORKED
Top Contributors to Performance* Year-to-Date Through 6/30/10

Seabridge Gold	0.55%

Berkshire Hathaway Cl. B	0.49

Allied Nevada Gold	0.40

Sanderson Farms	0.39

KKR Financial Holdings	0.34

*Includes dividends

   The Industrial Products sector detracted most from performance through the end of June. A top-10 position, The Mosaic Company produces concentrated phosphate and potash crop nutrients for the agriculture industry. Its share price grew at a healthy rate in 2009, in part because takeover rumors ran rampant through its industry. We like its business, its balance sheet and its high returns on invested capital, so we added to our position in May. As investors fled the stock market, as well as other capital markets, the performance of many

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. The sum of all contributions and detractions for all securities would approximate the Fund’s year-to-date performance for 2010.

16 | 2010 Semiannual Report to Stockholders

Performance and Portfolio Review

financial stocks was hampered, which helped to make investment management companies the portfolio’s poorest-performing industry group. Western Digital, one of the top three global manufacturers of computer hard drives, boasts a strong balance sheet, competitive positioning and, thanks to its recent share price decline, a highly attractive valuation. Conditions in its industry grew more challenging, as the company ceded some market share to defend pricing, so we built a large enough stake to make it FUND’s 17th largest holding at the end of June.
     U.S. Global Investors manages equity and fixed income mutual funds, investing primarily in the public equity, fixed income, gold and natural resources markets across the globe. We think its expertise in asset management is a key strength. Long-time Royce favorite Thor Industries also hit the high-speed lane in 2009 before stalling in this year’s first half. The stock of this RV (recreational vehicle) and small- and mid-sized bus manufacturer plummeted mostly as a result of a delayed 10-Q filing based on an auditor’s review of its past accounting policies. However, the auditor signed off on the filing without requiring any changes or restatements. Sales were also slow after months of recovery, though we think its dominant position in its industry will allow it to return to the fast lane over the long haul. Major Drilling Group International is a leading provider of contract drilling services for metals miners. The company, which provides specialized contract drilling services for metals miners, suffered through reduced levels of activity from larger mining companies in the last months of 2009. Although activity was picking up in 2010, with the company offering an optimistic outlook, it was not enough to sway most investors.

    Canadian gold mining business, Seabridge Gold, enjoyed success as reserves in a mine in British Columbia were verified and drilling commenced, which helped to drive up its stock price. It was the Fund’s second-largest holding at the end of June. In January, we initiated a position in the Fund’s largest holding at the end of the first half, Berkshire Hathaway, a familiar name to many investors as the company associated with Warren Buffett. We admire his expertise as well and were pleased to see the stock climb during 2010’s first six months.

GOOD IDEAS AT THE TIME
Top Detractors from Performance* Year-to-Date Through 6/30/10

Mosaic Company (The)	-0.95%

Western Digital	-0.68

U.S. Global Investors Cl. A	-0.64

Thor Industries	-0.53

Major Drilling Group International	-0.52

*Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)[1] through 6/30/10

[1]Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

[2]Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions as indicated and fully participated in the primary subscription of the 2005 rights offering.

[3]Reflects the actual market price of one share as it traded on Nasdaq.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$2,358 million

Weighted Average P/E Ratio**	12.9x

Weighted Average P/B Ratio	1.6x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	84.5%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	15.9%

Fund Total Net Assets	$155 million

Net Leverage†	1%

Turnover Rate	20%

Number of Holdings	60

Symbol
Market Price	FUND
NAV	XFUNX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (24% of portfolio holdings as of 6/30/10).

†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 6/30/10 at NAV or Liquidation Value

19.8 million shares of Common Stock	$130 million

6.00% Cumulative Preferred Stock	$25 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

2010 Semiannual Report to Stockholders | 17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32 [3]		6.071	537	137,966	115,669
6/30/10		$21,922		10,720	$133,786	$113,310
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19		8.237	578	28,205	24,807
3/11/09	Distribution $0.22 [3]		4.260	228	41,314	34,212
6/30/10		$8,900		4,642	$40,664	$34,072
Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47		6.535	228	15,856	15,323
3/11/09	Distribution $0.09 [3]		3.830	78	24,408	21,579
6/30/10		$7,044		3,409	$22,499	$19,568
[1]	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions through 2008, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
[2]	Other than for initial purchase and June 30, 2010, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

18 | 2010 Semiannual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why did the Funds suspend their managed distribution policies for common stockholders?
The Boards of Directors suspended the Funds’ quarterly distribution policies in December, 2009 because of the potentially adverse tax consequences that could occur if the policies were to continue. In certain circumstances, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Funds’ capital loss carryforwards from prior years could effectively be forfeited. The Funds intend the suspension to continue until such time as they can again regularly distribute net realized gains, which should occur after they have utilized the their capital loss carryforwards. Until such time, the Funds will distribute any net investment income on an annual basis in December.

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2010.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

2010 Semiannual Report to Stockholders | 19

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 117.6%

Consumer Products – 8.4%
Apparel, Shoes and Accessories - 2.2%
Anta Sports Products	98,200	$176,802
Bosideng International Holdings	2,224,000	596,019
Burberry Group	90,000	1,014,878
China Dongxiang Group	145,000	95,721
Columbia Sportswear	59,600	2,781,532
Daphne International Holdings	699,500	709,737
Hengdeli Holdings	400,300	172,862
K-Swiss Cl. A [a]	163,600	1,837,228
Lazare Kaplan International [a,b]	95,437	143,155
Luk Fook Holdings (International)	604,000	758,041
Stella International Holdings	418,900	805,856
Timberland Company (The) Cl. A [a]	17,500	282,625
Van De Velde	20,000	781,271
Volcom[a,c]	77,594	1,440,921
Warnaco Group (The) [a]	58,500	2,114,190
Weyco Group	97,992	2,232,258
Wolverine World Wide	100,000	2,522,000
Yue Yuen Industrial Holdings	17,000	52,706

		18,517,802

Collectibles - 0.1%
Kid Brands [a]	96,600	679,098

Consumer Electronics - 0.7%
Dolby Laboratories Cl. A [a]	56,200	3,523,178
DTS [a]	64,100	2,106,967

		5,630,145

Food/Beverage/Tobacco - 1.6%
American Italian Pasta Cl. A [a]	11,000	581,570
Asian Citrus Holdings	292,000	213,809
Binggrae Company	14,050	578,099
Cal-Maine Foods	89,300	2,851,349
China Yurun Food Group	45,000	140,866
Hershey Creamery	709	1,196,083
HQ Sustainable Maritime Industries[a,c]	28,200	141,000
Huabao International Holdings	953,000	1,216,022
J.M. Smucker Company (The)	6,300	379,386
KT&G Corporation	15,900	781,796
Ralcorp Holdings [a]	1,800	98,640
Seneca Foods Cl. A [a]	110,000	3,548,600
Seneca Foods Cl. B [a]	13,251	429,863
Thai Beverage	1,052,000	209,565
Tootsie Roll Industries	53,560	1,266,694

		13,633,342

Health, Beauty and Nutrition - 0.2%
Amorepacific Corporation	915	777,735
LG Household & Health Care	1,280	362,801
Sa Sa International Holdings	1,219,000	923,400

		2,063,936

Home Furnishing and Appliances - 2.1%
American Woodmark	123,335	2,109,029
Ekornes	30,000	584,945
Ethan Allen Interiors	345,800	4,837,742
Hunter Douglas	30,000	1,090,614

	SHARES	VALUE
Consumer Products (continued)
Home Furnishing and Appliances (continued)
Kimball International Cl. B	286,180	$1,582,575
Mohawk Industries [a]	113,200	5,180,032
Samson Holding	1,100,000	153,972
Universal Electronics [a]	10,000	166,300
Woongjin Coway	41,700	1,394,035

		17,099,244

Sports and Recreation - 1.4%
All American Group [a]	47,700	21,465
Beneteau [a]	36,000	460,884
RC2 Corporation [a]	132,600	2,136,186
Sturm, Ruger & Company	245,600	3,519,448
Thor Industries	110,900	2,633,875
Winnebago Industries [a]	247,500	2,460,150

		11,232,008

Other Consumer Products - 0.1%
Societe BIC	9,000	638,390

Total (Cost $60,765,399)		69,493,965

Consumer Services – 4.1%
Direct Marketing - 0.3%
Manutan International	24,906	1,258,433
Takkt	125,000	1,289,108

		2,547,541

Leisure and Entertainment - 0.0%
Kangwon Land	10,000	150,771

Online Commerce - 0.2%
Systemax	121,000	1,823,470

Restaurants and Lodgings - 0.6%
Ajisen China Holdings	1,906,200	2,117,414
Benihana [a,c]	3,300	20,988
Cafe de Coral Holdings	97,000	248,569
CEC Entertainment [a]	64,100	2,260,166

		4,647,137

Retail Stores - 2.2%
Abercrombie & Fitch Cl. A	3,000	92,070
Advance Auto Parts	4,500	225,810
Aeropostale [a]	59,500	1,704,080
American Eagle Outfitters	10,300	121,025
Bed Bath & Beyond [a]	4,650	172,422
CarMax [a]	160,000	3,184,000
Charming Shoppes [a]	321,900	1,207,125
Dover Saddlery [a]	17,821	55,780
Dress Barn (The) [a]	68,280	1,625,747
Golden Eagle Retail Group	631,000	1,323,832
Lewis Group	225,000	1,722,242
New World Department Store China	85,000	77,228
O’Reilly Automotive [a]	6,200	294,872
QKL Stores [a,c]	16,260	68,292
Ramayana Lestari Sentosa	2,075,000	218,291
Stein Mart [a]	182,800	1,138,844
Tiffany & Co.	90,200	3,419,482
West Marine [a]	131,100	1,426,368

		18,077,510

20 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Consumer Services (continued)
Other Consumer Services - 0.8%
Anhanguera Educacional Participacoes	120,000	$1,814,294
Apollo Group Cl. A [a]	4,100	174,127
Cambium Learning Group [a,c]	84,466	304,077
ChinaCast Education [a]	35,000	207,900
ITT Educational Services [a]	17,000	1,411,340
MegaStudy Company	19,000	2,506,839
Raffles Education [a]	1,083,900	219,223
Universal Travel Group [a]	15,000	88,200

		6,726,000

Total (Cost $31,493,888)		33,972,429

Diversified Investment Companies – 0.4%
Closed-End Funds - 0.4%
Central Fund of Canada Cl. A	211,500	3,187,305

Total (Cost $1,694,963)		3,187,305

Financial Intermediaries – 12.1%
Banking - 2.9%
Ameriana Bancorp	40,000	167,600
Banca Finnat Euramerica	867,500	570,736
Banca Generali	86,000	820,427
Bank of N.T. Butterfield & Son [a]	942,504	1,319,506
Bank Sarasin & Cie Cl. B	33,120	1,326,934
Banque Privee Edmond de Rothschild	23	508,195
BCB Holdings [a]	598,676	827,396
Center Bancorp	44,868	340,099
Centrue Financial [a]	82,200	164,400
CFS Bancorp	75,000	364,500
Chuo Mitsui Trust Holdings	118,000	415,544
CNB Financial	11,116	122,054
Commercial National Financial	54,900	886,635
Farmers & Merchants Bank of Long Beach	1,200	4,860,000
Fauquier Bankshares	160,800	2,452,200
Hawthorn Bancshares	48,023	573,875
HopFed Bancorp	104,500	943,635
Jefferson Bancshares [a]	32,226	127,937
Kearny Financial	50,862	465,896
Mauritius Commercial Bank	40,000	178,056
Mechanics Bank	200	2,200,000
Old Point Financial	25,000	325,500
Peapack-Gladstone Financial	10,500	122,850
State Bank of Mauritius	46,000	113,919
Timberland Bancorp [d]	469,200	1,538,976
Vontobel Holding	20,400	540,572
Whitney Holding Corporation	41,500	383,875
Wilber Corporation (The)	122,685	729,976
Wilmington Trust	43,500	482,415

		23,873,708

Insurance - 5.4%
Alleghany Corporation [a]	28,657	8,405,098
Amil Participacoes	100,000	811,634
Argo Group International Holdings	64,751	1,980,733
Aspen Insurance Holdings	47,000	1,162,780
	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
China Taiping Insurance Holdings [a]	45,000	$145,429
CNA Surety [a]	100,600	1,616,642
CoreLogic	44,000	777,040
Discovery Holdings	250,000	1,139,490
E-L Financial	7,400	3,162,839
Enstar Group [a]	20,217	1,343,218
Erie Indemnity Cl. A	131,800	5,996,900
Independence Holding	317,658	1,896,418
Leucadia National [a]	44,940	876,780
Markel Corporation [a]	6,200	2,108,000
Montpelier Re Holdings	32,000	477,760
NYMAGIC	202,200	3,900,438
Platinum Underwriters Holdings	63,000	2,286,270
ProAssurance Corporation [a]	22,000	1,248,720
RLI	90,724	4,763,917
Validus Holdings	6,291	153,626

		44,253,732

Real Estate Investment Trusts - 0.1%
Gladstone Commercial	30,000	490,200

Securities Brokers - 3.1%
Close Brothers Group	43,000	442,115
Cowen Group Cl. A [a]	708,600	2,905,260
Daewoo Securities	5,000	81,430
DundeeWealth	33,300	422,917
Egyptian Financial Group-Hermes Holding	401,500	2,065,690
FBR Capital Markets [a]	249,600	831,168
GFI Group	166,247	927,658
Gleacher & Co. [a]	293,000	747,150
HQ	40,000	283,841
Interactive Brokers Group Cl. A [a]	100,000	1,660,000
Investcorp Bank GDR [a]	27,000	128,250
KBW [a]	70,058	1,502,044
Kim Eng Holdings	240,000	272,046
Lazard Cl. A	109,300	2,919,403
MF Global Holdings [a]	225,000	1,284,750
Mirae Asset Securities	38,850	1,702,148
Mizuho Securities	492,300	1,091,144
Oppenheimer Holdings Cl. A	75,000	1,796,250
†Paris Orleans et Cie	183,785	4,181,245
Phatra Securities	775,000	428,649
UOB-Kay Hian Holdings	190,000	201,013
Woori Investment & Securities	11,000	140,443

		26,014,614

Securities Exchanges - 0.1%
Hellenic Exchanges	100,000	526,979

Other Financial Intermediaries - 0.5%
KKR & Company (Guernsey) L.P.	105,000	979,768
KKR Financial Holdings	481,404	3,591,274

		4,571,042

Total (Cost $126,804,852)		99,730,275

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Financial Services – 12.6%
Diversified Financial Services - 0.4%
Encore Capital Group [a]	68,000	$1,401,480
Franco-Nevada Corporation	10,000	304,354
IOOF Holdings	123,592	614,189
Ocwen Financial [a]	123,600	1,259,484

		3,579,507

Information and Processing - 2.3%
Altisource Portfolio Solutions [a]	41,199	1,019,263
Interactive Data	112,300	3,748,574
MoneyGram International [a]	228,500	559,825
Morningstar [a]	109,800	4,668,696
SEI Investments	350,400	7,134,144
Total System Services	137,500	1,870,000

		19,000,502

Insurance Brokers - 1.0%
Brown & Brown	287,400	5,500,836
Crawford & Company Cl. B [a,c]	1,160	3,666
Gallagher (Arthur J.) & Co.	111,200	2,711,056

		8,215,558

Investment Management - 7.1%
A.F.P. Provida ADR	22,100	933,946
ABG Sundal Collier Holding	115,000	108,608
Affiliated Managers Group [a]	42,800	2,600,956
AllianceBernstein Holding L.P.	284,600	7,354,064
AP Alternative Assets L.P.	233,200	1,428,857
Artio Global Investors Cl. A	150,000	2,361,000
Ashmore Group	545,500	1,962,656
Azimut Holding	72,183	595,382
BKF Capital Group [a]	130,000	120,900
BT Investment Management	207,000	423,850
Coronation Fund Managers	526,000	749,728
Eaton Vance	125,300	3,459,533
Endeavour Financial[c]	300,000	619,980
Endeavour Financial (Warrants) [a]	75,000	57,771
Equity Trustees	34,176	436,171
Evercore Partners Cl. A	132,700	3,098,545
F&C Asset Management	60,000	46,380
Federated Investors Cl. B	204,700	4,239,337
Fiducian Portfolio Services	227,000	235,025
GAMCO Investors Cl. A	110,575	4,113,390
GIMV	18,000	813,679
GP Investments BDR [a]	15,604	52,042
Investec	118,000	793,635
MVC Capital	384,200	4,963,864
MyState	152,000	398,685
Onex Corporation	50,000	1,201,916
Partners Group Holding	15,400	1,858,280
Perpetual	13,078	308,186
Platinum Asset Management	149,000	581,387
Rathbone Brothers	35,400	420,470
Reinet Investments [a]	53,127	745,882
RHJ International [a]	102,500	758,797
Schroders	41,100	739,665
SHUAA Capital [a]	485,000	137,751
SPARX Group [a]	1,320	115,796
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Sprott	269,600	$906,644
Teton Advisors Cl. A [a]	723	6,507
Treasury Group	51,500	218,302
Trust Company	97,283	450,203
Value Partners Group	5,281,800	3,326,196
VZ Holding	8,500	687,032
Waddell & Reed Financial Cl. A	139,300	3,047,884
Westwood Holdings Group	23,460	824,619

		58,303,501

Special Purpose Acquisition Corporation - 0.1%
Liberty Acquisition Holdings [a,c]	66,455	658,569
Westway Group [a]	31,500	128,520

		787,089

Specialty Finance - 0.8%
Credit Acceptance [a]	62,801	3,062,805
World Acceptance [a]	85,700	3,283,167

		6,345,972

Other Financial Services - 0.9%
E-House China Holdings ADR[c]	189,500	2,806,495
Hilltop Holdings [a]	290,400	2,906,904
Kennedy-Wilson Holdings [a]	150,000	1,515,000

		7,228,399

Total (Cost $104,464,179)		103,460,528

Health – 7.5%
Commercial Services - 1.0%
Affymetrix [a]	10,000	59,000
Chindex International [a,c]	41,600	521,248
OdontoPrev	15,000	522,715
PAREXEL International [a]	332,400	7,206,432

		8,309,395

Drugs and Biotech - 1.9%
American Oriental Bioengineering [a,c]	53,300	134,316
Biogen Idec [a]	7,080	335,946
BioMarin Pharmaceutical [a,c]	9,100	172,536
Boiron	20,000	703,703
Bukwang Pharmaceutical	15,000	170,927
China Nuokang Bio-Pharmaceutical ADR [a,c]	27,500	123,750
China Shineway Pharmaceutical Group	47,400	144,239
Daewoong Pharmaceutical	2,884	108,847
Endo Pharmaceuticals Holdings [a]	158,300	3,454,106
Green Cross	13,500	1,539,400
LG Life Sciences [a]	8,500	331,931
Luminex Corporation [a,c]	20,000	324,400
Pharmaceutical Product Development	100,000	2,541,000
Pharmacyclics [a]	158,746	1,057,248
Simcere Pharmaceutical Group ADR [a]	60,300	499,284
Sino Biopharmaceutical	2,176,600	841,653
Sinovac Biotech [a]	141,900	656,997
Sunesis Pharmaceuticals [a,c]	211,500	99,405
3SBio ADR [a]	122,700	1,427,001
Virbac	7,500	796,720

22 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Warner Chilcott Cl. A [a,c]	4,600	$105,110

		15,568,519

Health Services - 2.1%
Advisory Board (The) [a]	128,500	5,520,360
Albany Molecular Research [a]	85,000	439,450
Bangkok Chain Hospital	1,185,000	181,009
Cross Country Healthcare [a]	30,000	269,700
eResearchTechnology [a]	67,624	532,877
HMS Holdings [a]	50,000	2,711,000
ICON ADR [a]	95,500	2,758,995
On Assignment [a]	375,400	1,888,262
Raffles Medical Group	563,100	685,860
Res-Care [a]	90,460	873,844
Sonic Healthcare	2,000	17,421
VCA Antech [a]	60,500	1,497,980

		17,376,758

Medical Products and Devices - 2.5%
Allied Healthcare Products [a]	180,512	617,351
Atrion Corporation	15,750	2,127,037
Biosensors International Group [a]	1,260,000	687,957
C.R. Bard	1,800	139,554
Carl Zeiss Meditec	135,000	1,846,256
CONMED Corporation [a]	81,500	1,518,345
DiaSorin	12,000	437,918
Edwards Lifesciences [a]	2,600	145,652
IDEXX Laboratories [a]	55,201	3,361,741
Kinetic Concepts [a]	6,300	230,013
Kossan Rubber Industries	100,300	234,935
Shandong Weigao Group Medical Polymer	139,800	609,050
St. Shine Optical	98,700	786,704
Straumann Holding	5,000	1,081,795
Techne Corporation	71,000	4,078,950
Teleflex	3,900	211,692
Urologix [a,c]	445,500	481,140
Young Innovations	62,550	1,760,782
Zoll Medical [a]	400	10,840

		20,367,712

Total (Cost $43,567,233)		61,622,384

Industrial Products – 22.4%
Automotive - 1.7%
Gentex Corporation	77,000	1,384,460
LKQ Corporation [a]	300,000	5,784,000
Minth Group	198,000	234,240
Nokian Renkaat	60,000	1,469,434
Norstar Founders Group [a,b]	524,000	24,562
SORL Auto Parts [a,c]	35,723	297,215
Superior Industries International	40,000	537,600
Tianneng Power International	2,236,000	754,056
WABCO Holdings [a]	103,800	3,267,624
Wonder Auto Technology [a,c]	17,945	131,357
	SHARES	VALUE
Industrial Products (continued)
Automotive (continued)
Xinyi Glass Holdings	400,000	$149,372

		14,033,920

Building Systems and Components - 1.6%
Armstrong World Industries [a]	133,200	4,019,976
Decker Manufacturing	6,022	139,409
NCI Building Systems [a]	2,780	23,269
Preformed Line Products	91,600	2,560,220
Simpson Manufacturing	258,400	6,343,720

		13,086,594

Construction Materials - 1.3%
Ash Grove Cement Cl. B	50,518	8,891,168
Duratex	156,464	1,421,612
USG Corporation [a,c]	50,000	604,000

		10,916,780

Industrial Components - 2.4%
AMETEK	6,300	252,945
Bel Fuse Cl. A	36,672	608,755
CLARCOR	92,500	3,285,600
Donaldson Company	92,800	3,957,920
GrafTech International [a]	309,690	4,527,668
II-VI [a]	13,500	400,005
Mueller Water Products Cl. A	72,500	268,975
PerkinElmer	185,800	3,840,486
Powell Industries [a]	92,400	2,526,216
Precision Castparts	2,300	236,716

		19,905,286

Machinery - 5.1%
Astec Industries [a]	25,000	693,250
Baldor Electric	62,900	2,269,432
Burckhardt Compression Holding	12,000	2,114,732
Burnham Holdings Cl. B	36,000	518,400
China High Speed Transmission Equipment Group	44,200	92,952
†China Valves Technology [a,c]	20,000	186,600
Columbus McKinnon [a]	95,000	1,327,150
Duoyuan Global Water ADR [a,c]	25,000	440,000
Duoyuan Printing [a,c]	49,300	380,596
Franklin Electric	104,600	3,014,572
Hardinge	105,345	897,540
Hollysys Automation Technologies [a,c]	11,535	103,930
Jinpan International	39,500	598,820
Lincoln Electric Holdings	104,180	5,312,138
Nordson Corporation	102,100	5,725,768
Rofin-Sinar Technologies [a]	313,700	6,531,234
Spirax-Sarco Engineering	40,000	809,682
Takatori Corporation [a]	12,100	67,902
Wabtec Corporation	106,725	4,257,260
Wasion Group Holdings	119,000	74,721
Williams Controls [a]	37,499	339,366
Woodward Governor	231,600	5,912,748

		41,668,793

Metal Fabrication and Distribution - 3.6%
Central Steel & Wire	6,062	3,997,889
Commercial Metals	36,600	483,852

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution (continued)
CompX International Cl. A	185,300	$1,825,205
Fushi Copperweld [a]	13,145	107,526
Haynes International	24,000	739,920
Kennametal	155,000	3,941,650
NN [a]	197,100	985,500
Nucor Corporation	54,350	2,080,518
RBC Bearings [a]	47,000	1,362,530
Reliance Steel & Aluminum	152,220	5,502,753
Schnitzer Steel Industries Cl. A	100,000	3,920,000
Sims Metal Management ADR	241,375	3,417,870
Sung Kwang Bend	75,200	1,216,414

		29,581,627

Miscellaneous Manufacturing - 3.2%
AZZ	36,273	1,333,758
Barnes Group	20,000	327,800
Brady Corporation Cl. A	124,600	3,105,032
China Automation Group	244,800	158,803
Matthews International Cl. A	37,000	1,083,360
Mettler-Toledo International [a]	33,500	3,739,605
PMFG [a]	344,900	5,225,235
Rational	6,000	926,645
Raven Industries	96,200	3,242,902
Semperit AG Holding	58,500	2,000,213
Synalloy Corporation	198,800	1,661,968
Valmont Industries	43,000	3,124,380

		25,929,701

Paper and Packaging - 0.9%
Greif Cl. A	84,499	4,693,074
Mayr-Melnhof Karton	25,000	2,226,024
Taiwan Hon Chuan Enterprise	360,285	659,817

		7,578,915

Pumps, Valves and Bearings - 1.3%
FAG Bearings India	13,300	162,985
Gardner Denver	65,500	2,920,645
Graco	116,376	3,280,639
IDEX Corporation	67,400	1,925,618
Pfeiffer Vacuum Technology	30,000	2,209,416
Rotork	25,000	472,486

		10,971,789

Specialty Chemicals and Materials - 1.1%
Agrium	3,700	181,078
Chemspec International ADR	35,000	252,350
China BlueChemical	158,400	87,870
China XD Plastics [a,c]	39,000	265,200
FMC Corporation	2,300	132,089
†Gulf Resources [a,c]	40,000	343,600
Hawkins	186,178	4,483,166
Huchems Fine Chemical	10,285	219,271
Kingboard Chemical Holdings	16,900	72,341
OM Group [a]	90,000	2,147,400
Victrex	60,000	974,854

		9,159,219

Textiles - 0.1%
Pacific Textiles Holdings	670,000	330,126
	SHARES	VALUE
Industrial Products (continued)
Textiles (continued)
Texwinca Holdings	275,000	$266,623
Unifi [a]	121,000	462,220

		1,058,969

Other Industrial Products - 0.1%
China Fire & Security Group [a,c]	11,300	103,734
Cooper Industries	7,800	343,200
Harbin Electric [a,c]	25,835	430,153

		877,087

Total (Cost $123,523,575)		184,768,680

Industrial Services – 14.6%
Advertising and Publishing - 0.3%
Lamar Advertising Cl. A [a]	51,000	1,250,520
SinoMedia Holding	350,000	79,653
ValueClick [a]	145,000	1,550,050

		2,880,223

Commercial Services - 7.3%
Animal Health International [a]	17,000	42,160
Brink’s Company (The)	127,200	2,420,616
Cintas Corporation	84,500	2,025,465
Convergys Corporation [a]	121,000	1,187,010
Copart [a]	85,600	3,065,336
Corinthian Colleges [a,c]	242,900	2,392,565
CRA International [a]	47,087	886,648
Diamond Management & Technology Consultants	80,400	828,924
Fidelity National Information Services	9,800	262,836
Forrester Research [a]	40,300	1,219,478
FTI Consulting [a]	7,850	342,182
Gartner [a]	213,000	4,952,250
Global Sources [a,c]	19,936	156,298
Hackett Group [a]	655,000	1,840,550
Hewitt Associates Cl. A [a]	126,720	4,366,771
Landauer	75,500	4,596,440
Manpower	69,300	2,992,374
MAXIMUS	110,900	6,417,783
Michael Page International	175,000	965,960
Monster Worldwide [a]	60,800	708,320
Pico Far East Holdings	4,477,000	815,199
†RINO International [a,c]	11,000	137,610
Ritchie Bros. Auctioneers	337,700	6,152,894
Robert Half International	94,000	2,213,700
SFN Group [a]	62,800	342,888
Singapore Airport Terminal Services	275,000	523,523
Sotheby’s	319,400	7,304,678
Sound Global [a]	50,000	27,419
TeleTech Holdings [a]	13,000	167,570
Universal Technical Institute [a]	43,100	1,018,884

		60,374,331

Engineering and Construction - 1.1%
Desarrolladora Homex ADR [a]	14,100	355,884
Integrated Electrical Services [a]	355,400	1,240,346
Jacobs Engineering Group [a]	6,400	233,216

24 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction (continued)
KBR	180,000	$3,661,200
NVR [a]	5,000	3,275,150

		8,765,796

Food, Tobacco and Agriculture - 0.8%
Alico [a,c]	27,000	620,460
Chaoda Modern Agriculture	178,872	173,433
China Green (Holdings)	1,216,000	1,219,146
Genting Plantations	50,000	102,500
Hanfeng Evergreen [a]	69,700	380,402
Intrepid Potash [a]	91,427	1,789,226
MGP Ingredients [a,c]	127,400	844,662
Origin Agritech [a,c]	87,500	642,250
Yuhe International [a]	28,286	202,528
Zhongpin [a,c]	32,900	386,904

		6,361,511

Industrial Distribution - 0.8%
Lawson Products	161,431	2,741,098
MSC Industrial Direct Cl. A	75,400	3,819,764

		6,560,862

Transportation and Logistics - 4.3%
Alexander & Baldwin	60,000	1,786,800
C. H. Robinson Worldwide	60,000	3,339,600
Forward Air	209,750	5,715,687
Frozen Food Express Industries [a]	286,635	1,003,223
Hub Group Cl. A [a]	174,400	5,233,744
Kirby Corporation [a]	83,000	3,174,750
Landstar System	145,400	5,669,146
Patriot Transportation Holding [a]	70,986	5,743,477
Universal Truckload Services [a]	129,476	1,803,601
UTi Worldwide	175,000	2,166,500

		35,636,528

Total (Cost $94,888,582)		120,579,251

Natural Resources – 10.9%
Energy Services - 5.3%
Cal Dive International [a]	50,000	292,500
Calfrac Well Services	80,000	1,469,166
CARBO Ceramics	59,700	4,309,743
China Power New Energy Development [a]	3,260,000	289,723
Core Laboratories	10,000	1,476,100
ENSCO ADR	15,000	589,200
Ensign Energy Services	225,100	2,647,365
Exterran Holdings [a]	103,600	2,673,916
Frontier Oil [a]	60,000	807,000
Helmerich & Payne	57,300	2,092,596
ION Geophysical [a]	361,500	1,258,020
Lufkin Industries	62,000	2,417,380
Oil States International [a]	165,000	6,530,700
Pason Systems	178,800	1,899,608
SEACOR Holdings [a]	101,300	7,157,858
ShawCor Cl. A	77,000	1,942,088
TETRA Technologies [a]	68,000	617,440
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Tidewater	36,000	$1,393,920
Trican Well Service	99,900	1,279,073
Unit Corporation [a]	46,000	1,867,140
Willbros Group [a]	103,800	768,120

		43,778,656

Oil and Gas - 1.1%
Bill Barrett [a]	50,000	1,538,500
China Integrated Energy [a,c]	37,000	307,100
Cimarex Energy	95,490	6,835,174
EQT Corporation	6,000	216,840
Questar Corporation	10,400	473,096

		9,370,710

Precious Metals and Mining - 3.1%
Aquarius Platinum	270,000	1,309,817
Cliffs Natural Resources	40,000	1,886,400
Etruscan Resources [a]	745,900	308,296
Fresnillo	110,000	1,589,189
Gammon Gold [a]	198,300	1,082,718
Hecla Mining [a,c]	528,600	2,759,292
Hochschild Mining	520,000	2,361,504
IAMGOLD Corporation	95,620	1,690,562
Kimber Resources [a]	560,000	453,600
Major Drilling Group International	183,200	3,732,664
New Gold [a]	510,000	3,156,900
Northam Platinum	325,000	1,909,252
Northgate Minerals [a]	160,000	480,000
Pan American Silver	41,000	1,036,480
Royal Gold	34,400	1,651,200
Zhaojin Mining Industry	15,000	35,180

		25,443,054

Real Estate - 1.2%
Consolidated-Tomoka Land	13,564	386,574
Midland Holdings	732,700	598,906
PICO Holdings [a]	106,100	3,179,817
Shimao Property Holdings	27,500	42,676
St. Joe Company (The) [a]	48,000	1,111,680
Tejon Ranch [a,c]	195,496	4,512,048

		9,831,701

Other Natural Resources - 0.2%
China Forestry Holdings	2,700,000	968,548
Hidili Industry International Development [a]	60,000	43,947
Sino-Forest Corporation [a,c]	11,900	169,130

		1,181,625

Total (Cost $66,288,920)		89,605,746

Technology – 19.9%
Aerospace and Defense - 1.7%
AerCap Holdings [a]	45,000	467,100
Ducommun	117,200	2,004,120
FLIR Systems [a]	75,000	2,181,750
Goodrich Corporation	3,800	251,750
HEICO Corporation	134,625	4,835,730

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 25

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Technology (continued)
Aerospace and Defense (continued)
HEICO Corporation Cl. A	67,875	$1,829,231
Hexcel Corporation [a]	47,500	736,725
L-3 Communications Holdings	2,800	198,352
Mercury Computer Systems [a]	40,500	475,065
Moog Cl. A [a]	25,000	805,750

		13,785,573

Components and Systems - 4.8%
AAC Acoustic Technologies Holdings	194,100	276,312
Analogic Corporation	40,135	1,826,544
Belden	57,800	1,271,600
Benchmark Electronics [a]	165,200	2,618,420
Checkpoint Systems [a]	56,060	973,202
China Digital TV Holding Company ADR [a]	5,000	27,300
Diebold	151,600	4,131,100
Dionex Corporation [a]	52,900	3,938,934
Electronics for Imaging [a]	8,517	83,041
Energy Conversion Devices [a,c]	84,500	346,450
EVS Broadcast Equipment	30,000	1,205,945
Hana Microelectronics	305,000	253,186
Intermec [a]	23,000	235,750
Newport Corporation [a]	483,500	4,380,510
Otsuka Corporation	3,200	203,711
Paragon Technologies	116,800	289,572
Perceptron [a]	357,700	1,573,880
Plexus Corporation [a]	215,700	5,767,818
Richardson Electronics	520,712	4,686,408
Shin Zu Shing	74,500	224,762
Technitrol	286,200	904,392
Teradata Corporation [a]	30,000	914,400
Vaisala Cl. A	116,000	2,635,174
VTech Holdings	24,050	255,122
Western Digital [a]	8,950	269,932

		39,293,465

Distribution - 1.0%
Agilysys [a]	165,125	1,104,686
Anixter International [a]	61,795	2,632,467
Avnet [a]	8,000	192,880
China 3C Group [a]	6,600	1,987
Cogo Group [a]	51,965	324,261
Tech Data [a]	86,500	3,081,130
WPG Holdings	299,500	552,875

		7,890,286

Internet Software and Services - 0.1%
NetEase.com ADR [a]	3,500	110,985
Perficient [a]	10,000	89,100
RealNetworks [a]	245,400	809,820
Sohu.com [a]	4,000	164,360

		1,174,265

IT Services - 2.4%
AsiaInfo Holdings [a]	14,900	325,714
Black Box	43,798	1,221,526
ManTech International Cl. A [a]	35,400	1,506,978
Sapient Corporation	756,602	7,671,944
SRA International Cl. A [a]	248,800	4,893,896
	SHARES	VALUE
Technology (continued)
IT Services (continued)
Syntel	122,379	$4,154,767
Yucheng Technologies [a]	89,840	327,018

		20,101,843

Semiconductors and Equipment - 3.8%
Analog Devices	19,104	532,237
ASM Pacific Technology	9,000	69,981
BE Semiconductor Industries [a]	58,000	249,400
Brooks Automation [a]	5,152	39,825
Chroma ATE	186,315	357,108
Cognex Corporation	236,200	4,152,396
Coherent [a]	215,500	7,391,650
Comba Telecom Systems Holdings	203,247	223,847
Cymer [a]	77,500	2,328,100
Delta Electronics	204,400	654,309
Diodes [a]	252,450	4,006,381
Exar Corporation [a]	157,576	1,092,002
Himax Technologies ADR [a]	80,500	234,255
Image Sensing Systems [a]	8,310	108,861
Integrated Device Technology [a]	395,000	1,955,250
International Rectifier [a]	120,000	2,233,200
Intevac [a]	57,450	612,991
Power Integrations	49,000	1,577,555
Seoul Semiconductor	8,200	289,406
TTM Technologies [a]	221,400	2,103,300
Vimicro International ADR [a]	240,000	1,084,800

		31,296,854

Software - 3.8%
ACI Worldwide [a]	201,150	3,916,391
Activision Blizzard	23,100	242,319
Advent Software [a,c]	130,300	6,118,888
ANSYS [a]	100,000	4,057,000
Aspen Technology [a]	42,100	458,469
Aveva Group	40,000	669,757
Avid Technology [a]	176,000	2,240,480
Blackbaud	41,890	911,945
CA	8,100	149,040
†DynaVox Cl. A [a,c]	55,000	880,550
Epicor Software [a]	79,900	638,401
Fair Isaac	44,500	969,655
JDA Software Group [a]	49,900	1,096,802
Majesco Entertainment [a,c]	36,255	25,741
National Instruments	167,900	5,335,862
NCSoft Corporation	1,700	280,264
Net 1 UEPS Technologies [a]	50,000	670,500
Novell [a]	309,284	1,756,733
Parametric Technology [a]	59,300	929,231
THQ [a]	20,000	86,400

		31,434,428

Telecommunications - 2.3%
Adaptec [a]	1,568,800	4,533,832
ADTRAN	65,000	1,772,550
Citic 1616 Holdings	8,286,500	2,218,304
Comtech Telecommunications [a]	68,627	2,054,006
Globecomm Systems [a]	233,700	1,928,025

26 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
LiveWire Mobile	38,000	$115,900
†NeuStar Cl. A [a]	154,000	3,175,480
Sonus Networks [a]	604,000	1,636,840
Sycamore Networks	88,100	1,464,222
Zhone Technologies [a]	224,000	333,760

		19,232,919

Total (Cost $159,102,839)		164,209,633

Miscellaneous[e]– 4.7%
Total (Cost $39,229,087)		38,745,362

TOTAL COMMON STOCKS
(Cost $851,823,517)		969,375,558

PREFERRED STOCKS – 0.2%
†Bank of N.T. Butterfield & Son 0% Conv.[b]	39,800	41,445
Seneca Foods Conv. [a,b]	55,000	1,596,650

TOTAL PREFERRED STOCKS
(Cost $844,625)		1,638,095

VALUE
REPURCHASE AGREEMENT – 9.1%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $75,361,010 (collateralized
by obligations of various U.S. Government
Agencies, 1.125% due 6/30/11, valued at
$77,245,025)
(Cost $75,361,000)	$75,361,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0409%)
(Cost $12,049,430)	12,049,430

TOTAL INVESTMENTS – 128.4%
(Cost $940,078,572)	1,058,424,083

LIABILITIES LESS CASH AND OTHER ASSETS – (1.7)%	(14,311,665)
PREFERRED STOCK – (26.7)%	(220,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%	$824,112,418

†	New additions in 2010.
[a]	Non-income producing.
[b]
Securities for which market quotations are not readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.

[c]	All or a portion of these securities were on loan at June 30, 2010. Total market value of loaned securities at June 30, 2010 was $11,334,559.
[d]
At June 30, 2010, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

[e]	Includes securities first acquired in 2010 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2010 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $941,004,426. At June 30, 2010, net unrealized appreciation for all securities was $117,419,657, consisting of aggregate gross unrealized appreciation of $259,955,293 and aggregate gross unrealized depreciation of $142,535,636. The primary difference between book and tax basis cost is the timing of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 27

Royce Value Trust	June 30, 2010 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies (Cost $858,979,256)	$981,524,107
Affiliated Companies (Cost $5,738,316)	1,538,976

Total investments at value	983,063,083
Repurchase agreements (at cost and value)	75,361,000
Cash and foreign currency	162,891
Receivable for investments sold	2,273,632
Receivable for dividends and interest	835,402
Prepaid expenses and other assets	370,703

Total Assets	1,062,066,711

LIABILITIES:
Payable for collateral on loaned securities	12,049,430
Payable for investments purchased	5,347,224
Preferred dividends accrued but not yet declared	288,449
Accrued expenses	269,190

Total Liabilities	17,954,293

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$824,112,418

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 66,023,310 shares outstanding (150,000,000 shares authorized)	$783,354,589
Undistributed net investment income (loss)	9,323,557
Accumulated net realized gain (loss) on investments and foreign currency	(80,099,704)
Net unrealized appreciation (depreciation) on investments and foreign currency	118,312,425
Unallocated and accrued distributions	(6,778,449)

Net Assets applicable to Common Stockholders (net asset value per share - $12.48)	$824,112,418

*Investments at identified cost (including $12,049,430 of collateral on loaned securities)	$864,717,572
Market value of loaned securities	11,334,559

28 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	Six Months Ended June 30, 2010 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$7,450,392
Affiliated Companies	4,692
Interest	119,464
Securities lending	143,451

Total income	7,717,999

Expenses:
Investment advisory fees	–
Custody and transfer agent fees	167,495
Stockholder reports	133,620
Administrative and office facilities	60,991
Directors’ fees	55,803
Professional fees	37,701
Other expenses	74,794

Total expenses	530,404
Compensating balance credits	(51)

Net expenses	530,353

Net investment income (loss)	7,187,646

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	25,603,414
Foreign currency transactions	(91,514)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(51,842,304)
Other assets and liabilities denominated in foreign currency	(31,572)

Net realized and unrealized gain (loss) on investments and foreign currency	(26,361,976)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	(19,174,330)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(6,490,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$(25,664,330)
* Net of foreign withholding tax of $320,164.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 29

Royce Value Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended
	6/30/10	Year ended
	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$7,187,646	$11,139,693
Net realized gain (loss) on investments and foreign currency	25,511,900	(81,218,148)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(51,873,876)	340,204,807

Net increase (decrease) in net assets from investment operations	(19,174,330)	270,126,352

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(11,909,351)
Net realized gain on investments and foreign currency	–	–
Return of capital	–	(1,070,649)
Unallocated distributions*	(6,490,000)	–

Total distributions to Preferred Stockholders	(6,490,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(25,664,330)	257,146,352

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments and foreign currency	–	–
Return of capital	–	(20,600,435)

Total distributions to Common Stockholders	–	(20,600,435)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	–	9,996,769

Total capital stock transactions	–	9,996,769

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(25,664,330)	246,542,686

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	849,776,748	603,234,062

End of period (including undistributed net investment income (loss) of $9,323,557 at 6/30/10 and $2,135,911 at 12/31/09)	$824,112,418	$849,776,748

*	To be allocated to net investment income, net realized gains and/or return of capital at year end.

30 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months		Years ended December 31,
	ended
	June 30, 2010
	(unaudited)		2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF PERIOD	$12.87		$9.37	$19.74	$20.62	$18.87	$18.95

INVESTMENT OPERATIONS:
Net investment income (loss)	0.11		0.17	0.14	0.09	0.13	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.40)		3.87	(8.50)	1.13	3.63	1.75

Total investment operations	(0.29)		4.04	(8.36)	1.22	3.76	1.76

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.18)	(0.01)	(0.01)	(0.02)	–
Net realized gain on investments and foreign currency	–		–	(0.20)	(0.21)	(0.21)	(0.24)
Return of capital	–		(0.02)	–	–	–	–
Unallocated distributions*	(0.10)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.10)		(0.20)	(0.21)	(0.22)	(0.23)	(0.24)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(0.39)		3.84	(8.57)	1.00	3.53	1.52

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	(0.06)	(0.09)	(0.14)	–
Net realized gain on investments and foreign currency	–		–	(1.18)	(1.76)	(1.64)	(1.61)
Return of capital	–		(0.32)	(0.48)	–	–	–

Total distributions to Common Stockholders	–		(0.32)	(1.72)	(1.85)	(1.78)	(1.61)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–		(0.02)	(0.08)	(0.03)	(0.00)	0.01

Total capital stock transactions	–		(0.02)	(0.08)	(0.03)	(0.00)	0.01

NET ASSET VALUE, END OF PERIOD	$12.48		$12.87	$9.37	$19.74	$20.62	$18.87

MARKET VALUE, END OF PERIOD	$10.57		$10.79	$8.39	$18.58	$22.21	$20.08

TOTAL RETURN (a):
Market Value	(2.04	)%***	35.39%	(48.27)%	(8.21)%	20.96%	6.95%
Net Asset Value	(3.03	)%***	44.59%	(45.62)%	5.04%	19.50%	8.41%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	0.12	%**	0.16%	1.39%	1.38%	1.29%	1.49%
Investment advisory fee expense (d)	0.00	%**	0.00%	1.27%	1.29%	1.20%	1.37%
Other operating expenses	0.12	%**	0.16%	0.12%	0.09%	0.09%	0.12%
Net investment income (loss)	1.63	%**	1.66%	0.94%	0.43%	0.62%	0.03%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$824,112		$849,777	$603,234	$1,184,669	$1,180,428	$1,032,120
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000		$220,000	$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	13%		31%	25%	26%	21%	31%
PREFERRED STOCK:
Total shares outstanding	8,800,000		8,800,000	8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share	$118.65		$121.57	$93.55	$159.62	$159.14	$142.29
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$24.82		$23.18	$22.51	$23.68	$23.95	$24.75

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.10%, 0.12%, 1.13%, 1.17%, 1.08% and 1.22% for the periods ended June 30, 2010 and December 31, 2009, 2008, 2007, 2006 and 2005 respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees and after earnings credits would have been 0.12%, 0.16%, 1.39%, 1.38%, 1.29% and 1.49% for the periods ended June 30, 2010 and December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(d)	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

*	To be allocated to net investment income, net realized gains and/or return of capital at year end.
**	Annualized.
***	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Value Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
          Level 1 – quoted prices in active markets for identical securities
          Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
          Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

	Level 1	Level 2	Level 3	Total

Common stocks	$783,907,625	$185,300,216	$167,717	$969,375,558
Preferred stocks	–	–	1,638,095	1,638,095
Cash equivalents	12,049,430	75,361,000	–	87,410,430

Level 3 Reconciliation:
					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/09	Purchases	Transfers In	Sales	Gain (Loss)(1)	6/30/10

Common stocks	$215,542	$–	$–	$56	$(47,769)	$167,717
Preferred stocks	1,826,055	48,157	–	482,781	246,664	1,638,095

(1)
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

32 | 2010 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Effective May 18, 2009, the Fund pays any dividends and capital gain distributions annually in December on the Fund’s Common Stock. Prior to that date, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

2010 Semiannual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Capital Stock:
     The Fund issued 1,646,914 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2009.
     At June 30, 2010, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     For each of the six rolling 36-month periods ended June 30, 2010, the Fund had negative investment performance and, accordingly, paid no investment advisory fee.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2010, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $129,995,181 and $130,884,494, respectively.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2010:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/09	12/31/09	Purchases	Sales	Gain (Loss)	Income	6/30/10	6/30/10
Timberland Bancorp	469,200	$2,083,248	–	–	–	$4,692	469,200	$1,538,976
		$2,083,248				$4,692		$1,538,976

34 | 2010 Semiannual Report to Stockholders

Royce Micro-Cap Trust	June 30, 2010 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 115.4%

Consumer Products – 9.1%
Apparel, Shoes and Accessories - 2.2%
K-Swiss Cl. A [a]	72,400	$813,052
Luk Fook Holdings (International)	748,300	939,143
Movado Group [a]	132,814	1,418,454
Steven Madden [a]	15,450	486,984
True Religion Apparel [a]	19,300	425,951
Weyco Group	48,000	1,093,440
Yamato International	40,000	149,989

		5,327,013

Consumer Electronics - 0.7%
DTS [a]	50,000	1,643,500

Food/Beverage/Tobacco - 2.8%
Asian Citrus Holdings	1,060,000	776,156
Binggrae Company	19,100	785,886
Cal-Maine Foods	22,500	718,425
Heckmann Corporation [a,b]	200,000	928,000
HQ Sustainable Maritime Industries [a,b]	72,800	364,000
Seneca Foods Cl. A [a]	51,400	1,658,164
Seneca Foods Cl. B [a]	42,500	1,378,700

		6,609,331

Health, Beauty and Nutrition - 0.4%
NutriSystem	38,500	883,190

Home Furnishing and Appliances - 2.8%
American Woodmark	72,000	1,231,200
Ethan Allen Interiors	66,600	931,734
Flexsteel Industries	172,500	1,897,500
Koss Corporation	73,400	386,084
Lumber Liquidators Holdings [a,b]	23,900	557,587
Natuzzi ADR [a]	409,800	1,208,910
Universal Electronics [a]	33,000	548,790

		6,761,805

Sports and Recreation - 0.1%
Sturm, Ruger & Company	12,300	176,259

Other Consumer Products - 0.1%
CSS Industries	20,243	334,010

Total (Cost $16,417,987)		21,735,108

Consumer Services – 3.4%
Media and Broadcasting - 0.5%
Ascent Media Cl. A [a]	41,500	1,048,290

Online Commerce - 0.3%
CryptoLogic [a,b]	88,300	169,536
PetMed Express	33,600	598,080

		767,616

Retail Stores - 2.6%
America’s Car-Mart [a]	92,800	2,100,064
Charming Shoppes [a]	266,200	998,250
DSW Cl. A [a]	1,800	40,428
Le Chateau Cl. A	27,900	332,583
Lewis Group	57,000	436,301
QKL Stores [a,b]	38,740	162,708
Stein Mart [a]	178,900	1,114,547
	SHARES	VALUE
Consumer Services (continued)
Retail Stores (continued)
West Marine [a]	86,000	$935,680
Wet Seal (The) Cl. A [a]	50,000	182,500

		6,303,061

Total (Cost $7,884,791)		8,118,967

Diversified Investment Companies – 1.3%
Closed-End Funds - 1.3%
ASA	30,000	811,200
Central Fund of Canada Cl. A	131,700	1,984,719
Urbana Corporation [a]	237,600	334,789

Total (Cost $1,534,612)		3,130,708

Financial Intermediaries – 9.8%
Banking - 4.7%
Alliance Bancorp, Inc. of Pennsylvania	50,420	418,486
Banca Finnat Euramerica	910,000	598,697
BCB Holdings [a]	806,207	1,114,213
BofI Holding [a,b]	136,000	1,920,320
Cass Information Systems	15,000	513,750
Centrue Financial [a]	66,600	133,200
CFS Bancorp	75,000	364,500
Chemung Financial	40,000	806,400
Commercial National Financial	20,000	323,000
Fauquier Bankshares	135,800	2,070,950
Financial Institutions	36,000	639,360
First Bancorp	40,200	527,826
HopFed Bancorp	55,000	496,650
LCNB Corporation	30,000	352,500
Mechanics Bank	5	55,000
Wilber Corporation (The)	137,908	820,553

		11,155,405

Insurance - 0.8%
Greenlight Capital Re Cl. A [a]	9,500	239,305
Independence Holding	95,800	571,926
Presidential Life	132,100	1,202,110

		2,013,341

Real Estate Investment Trusts - 1.0%
Colony Financial	124,717	2,107,717
Vestin Realty Mortgage II [a,b]	214,230	291,353

		2,399,070

Securities Brokers - 2.7%
Cowen Group Cl. A [a]	377,834	1,549,119
Diamond Hill Investment Group	24,479	1,387,715
FBR Capital Markets [a]	326,600	1,087,578
International Assets Holding
Corporation [a]	17,310	276,960
Sanders Morris Harris Group	199,000	1,104,450
Thomas Weisel Partners Group [a]	176,200	1,037,818

		6,443,640

Securities Exchanges - 0.6%
Bolsa Mexicana de Valores	948,500	1,490,253

Total (Cost $28,960,782)		23,501,709

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Financial Services – 9.8%
Diversified Financial Services - 0.2%
Encore Capital Group [a]	22,000	$453,420

Information and Processing - 0.2%
Value Line	32,487	589,314

Insurance Brokers - 0.1%
Western Financial Group	148,000	353,126

Investment Management - 5.3%
BKF Capital Group [a]	130,200	121,086
Cohen & Steers	27,900	578,646
Dundee Corporation Cl. A [a]	140,200	1,602,775
Endeavour Financial[b]	618,200	1,277,573
Endeavour Financial (Warrants) [a]	50,000	38,514
Epoch Holding Corporation	196,500	2,411,055
Evercore Partners Cl. A	13,200	308,220
JZ Capital Partners	293,999	1,193,234
MVC Capital	126,200	1,630,504
Queen City Investments	948	1,028,580
Sceptre Investment Counsel	78,000	482,119
Sprott Resource [a]	70,000	264,337
U.S. Global Investors Cl. A	91,500	507,825
VZ Holding	15,000	1,212,410

		12,656,878

Special Purpose Acquisition Corporation - 0.4%
Westway Group [a]	220,000	897,600

Specialty Finance - 0.5%
NGP Capital Resources	68,080	488,134
World Acceptance [a,b]	16,500	632,115

		1,120,249

Other Financial Services - 3.1%
Hilltop Holdings [a]	101,400	1,015,014
Kennedy-Wilson Holdings [a]	631,766	6,380,836

		7,395,850

Total (Cost $21,005,886)		23,466,437

Health – 9.6%
Commercial Services - 0.7%
PAREXEL International [a]	40,000	867,200
PDI [a]	96,800	801,504

		1,668,704

Drugs and Biotech - 1.6%
Adolor Corporation [a,b]	460,500	501,945
†American Oriental Bioengineering [a,b]	100,400	253,008
China Nuokang Bio-Pharmaceutical
ADR [a,b]	11,147	50,161
Hi-Tech Pharmacal [a]	17,700	405,507
Lannett Company [a,b]	34,410	157,254
Simcere Pharmaceutical Group ADR [a]	25,700	212,796
Sinovac Biotech [a]	90,400	418,552
Strategic Diagnostics [a]	150,000	271,500
Theragenics Corporation [a]	306,900	352,935
3SBio ADR [a]	58,880	684,774
ViroPharma [a]	37,000	414,770

		3,723,202

	SHARES	VALUE
Health (continued)
Health Services - 2.4%
Advisory Board (The) [a]	51,700	$2,221,032
Genoptix [a]	6,173	106,176
Gentiva Health Services [a]	23,000	621,230
HMS Holdings [a]	11,900	645,218
On Assignment [a]	41,100	206,733
PharMerica Corporation [a]	40,000	586,400
Psychemedics Corporation	37,500	305,250
Res-Care [a]	80,620	778,789
U.S. Physical Therapy [a]	10,000	168,800

		5,639,628

Medical Products and Devices - 4.9%
Allied Healthcare Products [a]	226,798	775,649
Atrion Corporation	5,500	742,775
CAS Medical Systems [a]	62,600	110,802
Exactech [a]	121,000	2,066,680
Kensey Nash [a]	33,981	805,690
Medical Action Industries [a]	147,950	1,773,920
Mesa Laboratories	48,267	1,159,373
NMT Medical [a]	198,500	104,153
†Quidel [a,b]	25,000	317,250
STRATEC Biomedical Systems	14,000	465,568
Syneron Medical [a,b]	69,200	711,376
Utah Medical Products	42,300	1,054,962
Young Innovations	61,450	1,729,818

		11,818,016

Total (Cost $19,324,616)		22,849,550

Industrial Products – 23.2%
Automotive - 0.9%
Fuel Systems Solutions [a,b]	10,000	259,500
Norstar Founders Group [a,c]	771,500	36,163
SORL Auto Parts [a,b]	68,277	568,065
US Auto Parts Network [a]	160,900	965,400
Wonder Auto Technology [a,b]	39,550	289,506
Xinyi Glass Holdings	424,800	158,633

		2,277,267

Building Systems and Components - 2.7%
AAON	73,000	1,701,630
Apogee Enterprises	57,900	627,057
Drew Industries [a]	90,000	1,818,000
LSI Industries	79,812	389,483
NCI Building Systems [a]	8,400	70,308
Preformed Line Products	22,800	637,260
WaterFurnace Renewable Energy	45,200	1,132,388

		6,376,126

Construction Materials - 1.9%
Ash Grove Cement	8,000	1,408,000
Monarch Cement	52,303	1,367,723
Trex Company [a]	90,000	1,808,100

		4,583,823

Industrial Components - 2.1%
Bel Fuse Cl. A	67,705	1,123,903
Deswell Industries	564,371	2,088,173

36 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Industrial Components (continued)
Graham Corporation	48,500	$727,015
Powell Industries [a]	36,800	1,006,112

		4,945,203

Machinery - 6.5%
Burckhardt Compression Holding	2,100	370,078
Burnham Holdings Cl. A	113,000	1,627,200
Columbus McKinnon [a]	25,100	350,647
Duoyuan Printing [a,b]	70,900	547,348
Eastern Company (The)	39,750	582,735
FreightCar America	52,800	1,194,336
Hardinge	77,151	657,327
Hollysys Automation Technologies [a,b]	162,292	1,462,251
Hurco Companies [a]	52,366	777,635
Jinpan International	90,224	1,367,796
Rofin-Sinar Technologies [a]	37,000	770,340
Sun Hydraulics	65,425	1,534,870
Tennant Company	92,300	3,121,586
Williams Controls [a]	125,000	1,131,250

		15,495,399

Metal Fabrication and Distribution - 3.0%
Central Steel & Wire	1,088	717,536
CompX International Cl. A	107,500	1,058,875
Encore Wire	15,000	272,850
Foster (L.B.) Company Cl. A [a]	20,900	541,728
Fushi Copperweld [a]	29,483	241,171
Horsehead Holding Corporation [a]	57,300	433,188
Ladish Company [a]	45,000	1,022,400
NN [a]	114,300	571,500
Olympic Steel	22,000	505,340
RBC Bearings [a]	6,500	188,435
RTI International Metals [a]	69,900	1,685,289

		7,238,312

Miscellaneous Manufacturing - 2.8%
AZZ	15,000	551,550
China Automation Group	341,700	221,663
Griffon Corporation [a]	89,500	989,870
PMFG [a]	143,800	2,178,570
Raven Industries	58,400	1,968,664
Semperit AG Holding	12,500	427,396
Synalloy Corporation	58,200	486,552

		6,824,265

Pumps, Valves and Bearings - 0.3%
CIRCOR International	28,000	716,240

Specialty Chemicals and Materials - 2.7%
Aceto Corporation	72,219	413,815
Balchem Corporation	63,375	1,584,375
†China XD Plastics [a,b]	86,000	584,800
†Gulf Resources [a,b]	12,250	105,227
Hawkins	69,866	1,682,373
Park Electrochemical	15,400	375,914
Rogers Corporation [a]	58,400	1,621,768

		6,368,272

	SHARES	VALUE
Industrial Products (continued)
Textiles - 0.1%
Interface Cl. A	27,000	$289,980

Other Industrial Products - 0.2%
MTS Systems	10,000	290,000
Research Frontiers [a,b]	50,000	221,000

		511,000

Total (Cost $39,763,605)		55,625,887

Industrial Services – 13.8%
Commercial Services - 5.8%
Acacia Research-Acacia Technologies [a]	65,290	929,077
ATC Technology [a]	32,000	515,840
CBIZ [a]	47,000	298,920
Diamond Management & Technology Consultants	138,100	1,423,811
Exponent [a]	58,400	1,910,848
Forrester Research [a]	54,900	1,661,274
Global Sources [a,b]	29,015	227,477
Heidrick & Struggles International	10,000	228,200
Heritage-Crystal Clean [a]	113,301	912,073
Kforce [a]	60,000	765,000
Rentrak Corporation [a]	63,300	1,540,089
SFN Group [a]	426,600	2,329,236
Spectrum Group International [a,b]	6,925	12,673
Team [a]	93,940	1,225,917

		13,980,435

Engineering and Construction - 1.7%
Cavco Industries [a]	12,491	439,434
Comfort Systems USA	22,600	218,316
Insituform Technologies Cl. A [a]	34,300	702,464
Integrated Electrical Services [a]	132,000	460,680
Layne Christensen [a]	13,900	337,353
MYR Group [a]	28,500	475,665
Skyline Corporation	62,100	1,118,421
Sterling Construction [a]	25,000	323,500

		4,075,833

Food, Tobacco and Agriculture - 1.2%
Farmer Bros.	51,400	775,626
Hanfeng Evergreen [a]	85,100	464,451
Origin Agritech [a]	121,488	891,722
Yuhe International [a]	46,314	331,608
Zhongpin [a,b]	42,600	500,976

		2,964,383

Industrial Distribution - 0.8%
Houston Wire & Cable	67,375	731,019
Lawson Products	63,269	1,074,307

		1,805,326

Printing - 0.7%
Bowne & Co.	68,989	774,057
Courier Corporation	30,450	371,794
Domino Printing Sciences	80,000	542,042

		1,687,893

Transportation and Logistics - 2.9%
Dynamex [a]	86,000	1,049,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
Forward Air	50,700	$1,381,575
Frozen Food Express Industries [a]	157,000	549,500
Pacer International [a]	35,000	244,650
Patriot Transportation Holding [a]	19,000	1,537,290
Transat A.T. Cl. B [a]	31,800	301,705
Universal Truckload Services [a]	134,200	1,869,406

		6,933,326

Other Industrial Services - 0.7%
US Ecology	112,500	1,639,125

Total (Cost $29,535,968)		33,086,321

Natural Resources – 12.1%
Energy Services - 4.3%
CE Franklin [a]	90,450	581,594
Dawson Geophysical [a]	53,213	1,131,841
Dril-Quip [a]	22,500	990,450
†Global Geophysical Services [a,b]	35,000	243,950
Gulf Island Fabrication	29,116	451,880
ION Geophysical [a]	50,000	174,000
Lamprell	202,400	644,120
Lufkin Industries	2,000	77,980
North American Energy Partners [a]	50,000	441,500
OYO Geospace [a]	7,130	345,662
Pason Systems	139,200	1,478,890
Pioneer Drilling [a]	57,500	326,025
T-3 Energy Services [a]	39,150	1,092,285
Tesco Corporation [a]	50,000	614,000
Willbros Group [a]	183,600	1,358,640
World Energy Solutions [a]	72,920	210,739

		10,163,556

Oil and Gas - 0.6%
Approach Resources [a]	12,000	82,560
China Integrated Energy [a,b]	65,000	539,500
GeoMet [a]	75,000	85,500
GeoResources [a]	30,000	417,900
VAALCO Energy [a]	70,400	394,240

		1,519,700

Precious Metals and Mining - 3.8%
Alamos Gold	47,100	722,505
Allied Nevada Gold [a]	108,700	2,139,216
Aurizon Mines [a]	197,000	973,180
Brush Engineered Materials [a]	27,000	539,460
Chesapeake Gold [a]	20,000	147,480
Exeter Resource[b]	140,000	882,000
†Extorre Gold Mines [a,b]	140,000	352,449
Gammon Gold [a]	83,836	457,745
Midway Gold [a]	345,000	158,800
Minefinders Corporation [a]	36,000	320,760
New Gold [a]	141,200	874,028
Northgate Minerals [a]	270,000	810,000
Seabridge Gold [a]	16,700	516,865
Victoria Gold [a]	200,000	123,996
	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Vista Gold [a,b]	50,000	$85,000

		9,103,484

Real Estate - 2.6%
Avatar Holdings [a]	18,104	347,234
Consolidated-Tomoka Land	41,950	1,195,575
PICO Holdings [a]	45,700	1,369,629
Pope Resources L.P.	57,205	1,462,160
Tejon Ranch [a]	80,749	1,863,687
ZipRealty [a]	25,000	65,250

		6,303,535

Other Natural Resources - 0.8%
†China Hydroelectric ADS [a,b]	83,100	624,081
J.G. Boswell Company	2,490	1,332,150

		1,956,231

Total (Cost $23,123,730)		29,046,506

Technology – 18.4%
Aerospace and Defense - 2.1%
Applied Signal Technology	25,000	491,250
Ducommun	72,100	1,232,910
HEICO Corporation	42,000	1,508,640
Innovative Solutions and Support [a]	100,000	440,000
Integral Systems [a]	138,222	877,710
SIFCO Industries	45,800	490,060

		5,040,570

Components and Systems - 3.2%
Frequency Electronics [a]	269,898	1,255,026
Hana Microelectronics	500,000	415,058
Methode Electronics	66,223	645,012
Newport Corporation [a]	80,900	732,954
Richardson Electronics	250,900	2,258,100
Rimage Corporation [a]	79,200	1,253,736
Technitrol	150,000	474,000
TransAct Technologies [a]	78,600	573,780

		7,607,666

Distribution - 0.5%
Agilysys [a]	90,000	602,100
Cogo Group [a]	88,115	549,838
ScanSource [a]	7,600	189,468

		1,341,406

Internet Software and Services - 1.7%
ActivIdentity Corporation [a]	160,000	305,600
†Internet Capital Group [a]	135,000	1,026,000
iPass [a]	210,000	224,700
Marchex Cl. B	95,000	365,750
Support.com [a]	390,000	1,622,400
WebMediaBrands [a]	525,000	472,500

		4,016,950

IT Services - 4.8%
Computer Task Group [a]	236,100	1,525,206
iGATE Corporation	248,400	3,184,488
Sapient Corporation	500,000	5,070,000
Syntel	43,300	1,470,035

38 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2010 (unaudited)

	SHARES	VALUE
Technology (continued)
IT Services (continued)
Yucheng Technologies [a]	50,960	$185,494

		11,435,223

Semiconductors and Equipment - 2.4%
ATMI [a]	6,400	93,696
Exar Corporation [a]	121,208	839,971
Inficon Holding	3,600	464,165
Mentor Graphics [a]	22,400	198,240
Micrel	60,000	610,800
Microtune [a]	362,000	771,060
PLX Technology [a]	80,000	335,200
TTM Technologies [a]	114,400	1,086,800
Virage Logic [a]	120,000	1,426,800

		5,826,732

Software - 3.0%
ACI Worldwide [a]	69,600	1,355,112
Actuate Corporation [a]	81,100	360,895
American Software Cl. A	104,500	482,790
Bottomline Technologies [a]	12,300	160,269
†Convio [a,b]	15,000	110,100
†DynaVox Cl. A [a,b]	20,000	320,200
Fundtech [a]	51,000	529,890
Geeknet [a,b]	875,000	1,085,000
Pegasystems	84,000	2,697,240

		7,101,496

Telecommunications - 0.7%
Anaren [a]	8,000	119,520
Atlantic Tele-Network	14,700	607,110
Diguang International Development [a]	230,000	69,230
Novatel Wireless [a]	35,000	200,900
PC-Tel [a]	44,100	222,264
Zhone Technologies [a]	266,320	396,817

		1,615,841

Total (Cost $29,178,166)		43,985,884

Miscellaneous [d] – 4.9%
Total (Cost $12,381,786)		11,741,379

TOTAL COMMON STOCKS
(Cost $229,111,929)		276,288,456

	SHARES	VALUE
PREFERRED STOCK – 0.6%
Seneca Foods Conv. [a]
(Cost $578,719)	45,409	$1,321,402

REPURCHASE AGREEMENT – 9.1%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $21,826,003 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 1/31/11, valued at
$22,376,575)
(Cost $21,826,000)		21,826,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0409%)
(Cost $8,497,916)		8,497,916

TOTAL INVESTMENTS – 128.6%
(Cost $260,014,564)		307,933,774

LIABILITIES LESS CASH AND OTHER ASSETS – (3.5)%		(8,526,025)

PREFERRED STOCK – (25.1)%		(60,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%		$239,407,749

†	New additions in 2010.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at June 30, 2010. Total market value of loaned securities at June 30, 2010 was $8,100,965.
[c]
A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.

[d]	Includes securities first acquired in 2010 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2010 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $260,492,746. At June 30, 2010, net unrealized appreciation for all securities was $47,441,028, consisting of aggregate gross unrealized appreciation of $82,620,054 and aggregate gross unrealized depreciation of $35,179,026. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 39

Royce Micro-Cap Trust	June 30, 2010 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)*	$286,107,774
Repurchase agreements (at cost and value)	21,826,000
Cash and foreign currency	1,077
Receivable for investments sold	142,781
Receivable for dividends and interest	238,568
Prepaid expenses and other assets	26,551

Total Assets	308,342,751

LIABILITIES:
Payable for collateral on loaned securities	8,497,916
Payable for investments purchased	26,777
Payable for investment advisory fee	208,098
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	122,211

Total Liabilities	8,935,002

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$239,407,749

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 27,333,915 shares outstanding (150,000,000 shares authorized)	$225,210,492
Undistributed net investment income (loss)	(1,516,649)
Accumulated net realized gain (loss) on investments and foreign currency	(30,304,699)
Net unrealized appreciation (depreciation) on investments and foreign currency	47,898,605
Unallocated and accrued distributions	(1,880,000)

Net Assets applicable to Common Stockholders (net asset value per share - $8.76)	$239,407,749

*Investments at identified cost (including $8,497,916 of collateral on loaned securities)	$238,188,564
Market value of loaned securities	8,100,965

40 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	Six Months Ended June 30, 2010 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*	$1,920,678
Interest	7,885
Securities lending	81,008

Total income	2,009,571

Expenses:
Investment advisory fees	1,380,281
Stockholder reports	43,933
Custody and transfer agent fees	41,579
Directors’ fees	27,850
Professional fees	22,703
Administrative and office facilities	17,365
Other expenses	29,756

Total expenses	1,563,467
Compensating balance credits	(15)
Fees waived by investment adviser	(72,500)

Net expenses	1,490,952

Net investment income (loss)	518,619

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	6,788,606
Foreign currency transactions	7,301
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(9,247,776)
Other assets and liabilities denominated in foreign currency	(15,121)

Net realized and unrealized gain (loss) on investments and foreign currency	(2,466,990)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	(1,948,371)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,800,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	$(3,748,371)

* Net of foreign withholding tax of $22,843.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 41

Royce Micro-Cap Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended
	6/30/10	Year ended
	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$518,619	$37,740
Net realized gain (loss) on investments and foreign currency	6,795,907	(8,011,984)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(9,262,897)	87,498,482

Net increase (decrease) in net assets from investment operations	(1,948,371)	79,524,238

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(1,009,948)
Net realized gain on investments and foreign currency	–	–
Return of capital	–	(2,590,052)
Unallocated distributions*	(1,800,000)	–

Total distributions to Preferred Stockholders	(1,800,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	(3,748,371)	75,924,238

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–
Net realized gain on investments and foreign currency	–	–
Return of capital	–	(5,846,946)

Total distributions to Common Stockholders	–	(5,846,946)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	–	3,224,397

Total capital stock transactions	–	3,224,397

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(3,748,371)	73,301,689

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	243,156,120	169,854,431

End of period (including undistributed net investment income (loss) of $(1,516,649) at 6/30/10 and $(2,035,268) at 12/31/09)	$239,407,749	$243,156,120

*	To be allocated to net investment income, net realized gains and/or return of capital at year end.

42 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Six months		Years ended December 31,
	ended
	June 30, 2010
	(unaudited)		2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF PERIOD	$8.90		$6.39	$13.48	$14.77	$13.43	$14.34

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02		0.00	0.02	(0.00)	0.01	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)		2.88	(5.70)	0.24	3.04	1.14

Total investment operations	(0.07)		2.88	(5.68)	0.24	3.05	1.11

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.04)	(0.01)	(0.01)	(0.02)	–
Net realized gain on investments and foreign currency	–		–	(0.13)	(0.14)	(0.14)	(0.17)
Return of capital	–		(0.09)	–	–	–	–
Unallocated distributions*	(0.07)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.07)		(0.13)	(0.14)	(0.15)	(0.16)	(0.17)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(0.14)		2.75	(5.82)	0.09	2.89	0.94

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		–	(0.09)	(0.08)	(0.20)	–
Net realized gain on investments and foreign currency	–		–	(0.83)	(1.27)	(1.35)	(1.85)
Return of capital	–		(0.22)	(0.27)	–	–	–

Total distributions to Common Stockholders	–		(0.22)	(1.19)	(1.35)	(1.55)	(1.85)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–		(0.02)	(0.08)	(0.03)	(0.00)	0.00

Total capital stock transactions	–		(0.02)	(0.08)	(0.03)	(0.00)	0.00

NET ASSET VALUE, END OF PERIOD	$8.76		$8.90	$6.39	$13.48	$14.77	$13.43

MARKET VALUE, END OF PERIOD	$7.34		$7.37	$5.62	$11.94	$16.57	$14.56

TOTAL RETURN (a):
Market Value	(0.41	)%***	37.91%	(45.84)%	(20.54)%	26.72%	8.90%
Net Asset Value	(1.57	)%***	46.47%	(45.45)%	0.64%	22.46%	6.75%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.17	%**	1.59%	1.55%	1.56%	1.64%	1.63%
Investment advisory fee expense (d)	1.03	%**	1.38%	1.39%	1.44%	1.49%	1.43%
Other operating expenses	0.14	%**	0.21%	0.16%	0.12%	0.15%	0.20%
Net investment income (loss)	0.41	%**	0.02%	0.15%	(0.07)%	0.05%	(0.27)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$239,408		$243,156	$169,854	$331,476	$343,682	$293,719
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000		$60,000	$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	10%		30%	42%	41%	34%	46%
PREFERRED STOCK:
Total shares outstanding	2,400,000		2,400,000	2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share	$124.75		$126.32	$95.77	$163.11	$168.20	$147.38
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$24.98		$23.47	$23.08	$24.06	$24.15	$24.97

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.95%, 1.21%, 1.26%, 1.33%, 1.38% and 1.35% for the periods ended June 30, 2010 and December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.23%, 1.74% and 1.58% for the periods ended June 30, 2010 and December 31, 2009 and 2008, respectively; before waiver of fees and after earnings credits would have been 1.23%, 1.74%, 1.58% 1.56%, 1.64% and 1.63% for the periods ended June 30, 2010 and December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(d)	The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

*	To be allocated to net investment income, net realized gains and/or return of capital at year end.
**	Annualized.	***	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 43

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. (the "Fund"), was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:
	Level 1	Level 2	Level 3	Total

Common stocks	$244,985,967	$31,266,326	$36,163	$276,288,456
Preferred stocks	–	1,321,402	–	1,321,402
Cash equivalents	8,497,916	21,826,000	–	30,323,916

Level 3 Reconciliation:
					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/09	Purchases	Transfers Out	Sales	Gain (Loss)(1)	6/30/10

Common stocks	$73,019	$–	$386,084	$–	$349,228	$36,163

(1)
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

44 | 2010 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Effective May 18, 2009, the Fund pays any dividends and capital gain distributions annually in December on the Fund’s Common Stock. Prior to that date, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

2010 Semiannual Report to Stockholders | 45

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Capital Stock:
     The Fund issued 756,901 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2009.
     At June 30, 2010, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     For six rolling 36-month periods in 2010, the Fund’s investment performance ranged from 3% to 6% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,607,248 and a net downward adjustment of $226,967 for the performance of the Fund relative to that of the Russell 2000. Additionally, Royce voluntarily waived a portion of its investment advisory fee ($72,500) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the six months ended June 30, 2010, the Fund accrued and paid Royce investment advisory fees totaling $1,307,781.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2010, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $39,640,409 and $28,703,637, respectively.

46 | 2010 Semiannual Report to Stockholders

Royce Focus Trust	June 30, 2010 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 100.5%

Consumer Products – 12.1%
Apparel, Shoes and Accessories - 2.6%
Coach	50,000	$1,827,500
Timberland Company (The) Cl. A [a]	100,000	1,615,000

		3,442,500

Food/Beverage/Tobacco - 6.7%
Cal-Maine Foods	80,000	2,554,400
Industrias Bachoco ADR	105,000	1,802,850
Sanderson Farms	85,000	4,312,900

		8,670,150

Health, Beauty and Nutrition - 1.2%
Nu Skin Enterprises Cl. A	60,000	1,495,800

Sports and Recreation - 1.6%
Thor Industries	90,000	2,137,500

Total (Cost $15,606,436)		15,745,950

Consumer Services – 5.8%
Retail Stores - 5.8%
Buckle (The)	120,000	3,890,400
†GameStop Corporation Cl. A [a]	120,000	2,254,800
Men’s Wearhouse (The)	75,000	1,377,000

Total (Cost $7,671,643)		7,522,200

Financial Intermediaries – 7.0%
Insurance - 4.9%
†Berkshire Hathaway Cl. B [a]	80,000	6,375,200

Securities Brokers - 2.1%
Knight Capital Group Cl. A [a]	200,000	2,758,000

Total (Cost $8,654,100)		9,133,200

Financial Services – 11.0%
Investment Management - 7.9%
†Artio Global Investors Cl. A	80,300	1,263,922
Endeavour Financial	1,100,000	2,273,261
Franklin Resources	30,000	2,585,700
Partners Group Holding	15,000	1,810,013
Sprott	450,000	1,513,315
U.S. Global Investors Cl. A	147,849	820,562

		10,266,773

Other Financial Services - 3.1%
Kennedy-Wilson Holdings [a]	400,771	4,047,787

Total (Cost $16,382,721)		14,314,560

Health – 1.3%
Drugs and Biotech - 1.3%
Endo Pharmaceuticals Holdings [a]	80,000	1,745,600

Total (Cost $1,121,094)		1,745,600

Industrial Products – 19.7%
Building Systems and Components - 2.6%
Simpson Manufacturing	65,000	1,595,750
	SHARES	VALUE
Industrial Products (continued)
Building Systems and Components (continued)
WaterFurnace Renewable Energy	70,000	$1,753,699

		3,349,449

Industrial Components - 2.8%
GrafTech International [a]	250,000	3,655,000

Machinery - 1.4%
Lincoln Electric Holdings	35,000	1,784,650

Metal Fabrication and Distribution - 7.5%
Kennametal	30,000	762,900
Nucor Corporation	75,000	2,871,000
Reliance Steel & Aluminum	90,000	3,253,500
Schnitzer Steel Industries Cl. A	75,000	2,940,000

		9,827,400

Miscellaneous Manufacturing - 0.9%
Rational	8,000	1,235,526

Pumps, Valves and Bearings - 2.1%
Gardner Denver	30,000	1,337,700
Pfeiffer Vacuum Technology	20,000	1,472,944

		2,810,644

Specialty Chemicals and Materials - 2.4%
Mosaic Company (The)	80,000	3,118,400

Total (Cost $20,003,122)		25,781,069

Industrial Services – 5.1%
Commercial Services - 1.1%
Korn/Ferry International [a]	100,000	1,390,000

Engineering and Construction - 1.4%
Jacobs Engineering Group [a]	50,000	1,822,000

Food, Tobacco and Agriculture - 0.7%
Intrepid Potash [a]	50,000	978,500

Transportation and Logistics - 1.9%
Patriot Transportation Holding [a]	30,000	2,427,300

Total (Cost $7,167,862)		6,617,800

Natural Resources – 29.7%
Energy Services - 10.8%
†ENSCO ADR	90,000	3,535,200
Pason Systems	180,000	1,912,357
Tesco Corporation [a]	210,000	2,578,800
Trican Well Service	240,000	3,072,848
Unit Corporation [a]	75,000	3,044,250

		14,143,455

Oil and Gas - 1.3%
Exxon Mobil	30,000	1,712,100

Precious Metals and Mining - 15.9%
Alamos Gold	120,000	1,840,778
Allied Nevada Gold [a]	80,000	1,574,400
†Centamin Egypt [a]	1,000,000	2,432,953
Fresnillo	120,000	1,733,660
Ivanhoe Mines [a]	108,400	1,413,536
Major Drilling Group International	120,000	2,444,977
Pan American Silver	100,000	2,528,000
Seabridge Gold [a]	150,000	4,642,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 47

Royce Focus Trust	June 30, 2010 (unaudited)

Schedule of Investments

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Silver Standard Resources [a]	120,000	$2,142,000

		20,752,804

Real Estate - 0.7%
PICO Holdings [a]	30,000	899,100

Other Natural Resources - 1.0%
Magma Energy [a]	1,000,000	1,249,354

Total (Cost $31,202,292)		38,756,813

Technology – 7.9%
Components and Systems - 2.0%
†Western Digital [a]	85,000	2,563,600

Semiconductors and Equipment - 2.5%
MKS Instruments [a]	120,000	2,246,400
Sigma Designs [a]	100,325	1,004,253

		3,250,653

Software - 1.7%
Microsoft Corporation	100,000	2,301,000

Telecommunications - 1.7%
ADTRAN	80,000	2,181,600

Total (Cost $11,044,942)		10,296,853

Miscellaneous [b]– 0.9%
Total (Cost $1,334,725)		1,191,500

TOTAL COMMON STOCKS
(Cost $120,188,937)		131,105,545

VALUE
REPURCHASE AGREEMENT – 18.7%
State Street Bank & Trust Company,
0.005% dated 6/30/10, due 7/1/10,
maturity value $24,442,003 (collateralized
by obligations of various U.S. Government
Agencies, 0.875% due 1/31/11, valued at
$25,056,525)
(Cost $24,442,000)	$24,442,000

TOTAL INVESTMENTS – 119.2%
(Cost $144,630,937)	155,547,545

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.0)%	(97,162)

PREFERRED STOCK – (19.2)%	(25,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%	$130,450,383

†	New additions in 2010.
[a]	Non-income producing.
[b]	Includes securities first acquired in 2010 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2010 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $144,630,937. At June 30, 2010 net unrealized appreciation for all securities was $10,916,608, consisting of aggregate gross unrealized appreciation of $24,562,832 and aggregate gross unrealized depreciation of $13,646,224.

48 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	June 30, 2010 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value*	$131,105,545
Repurchase agreements (at cost and value)	24,442,000
Cash and foreign currency	240
Receivable for dividends and interest	113,016
Prepaid expenses and other assets	28,143

Total Assets	155,688,944

LIABILITIES:
Payable for investment advisory fee	134,091
Preferred dividends accrued but not yet declared	33,327
Accrued expenses	71,143

Total Liabilities	238,561

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$130,450,383

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 19,759,064 shares outstanding (150,000,000 shares authorized)	$129,051,196
Undistributed net investment income (loss)	(1,310,065)
Accumulated net realized gain (loss) on investments and foreign currency	(7,422,970)
Net unrealized appreciation (depreciation) on investments and foreign currency	10,915,555
Unallocated and accrued distributions	(783,333)

Net Assets applicable to Common Stockholders (net asset value per share - $6.60)	$130,450,383

*Investments at identified cost	$120,188,937

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 49

Royce Focus Trust	Six Months Ended June 30, 2010 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*	$785,134
Interest	6,765
Securities lending	7,245

Total income	799,144

Expenses:
Investment advisory fees	835,101
Stockholder reports	29,937
Custody and transfer agent fees	29,496
Professional fees	19,626
Directors’ fees	16,358
Administrative and office facilities	9,393
Other expenses	36,025

Total expenses	975,936

Net investment income (loss)	(176,792)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	4,303,499
Foreign currency transactions	(3,484)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(14,418,315)
Other assets and liabilities denominated in foreign currency	(1,553)

Net realized and unrealized gain (loss) on investments and foreign currency	(10,119,853)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	(10,296,645)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(750,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$(11,046,645)
* Net of foreign withholding tax of $48,845.

50 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Six months ended
	6/30/10	Year ended
	(unaudited)	12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(176,792)	$547,725
Net realized gain (loss)on investments and foreign currency	4,300,015	(10,501,276)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(14,419,868)	61,002,195

Net increase (decrease) in net assets from investment operations	(10,296,645)	51,048,644

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(1,500,000)
Net realized gain on investments and foreign currency	–	–
Unallocated distributions*	(750,000)	–

Total distributions to Preferred Stockholders	(750,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(11,046,645)	49,548,644

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(76,678)
Net realized gain on investments and foreign currency	–	–
Return of capital	–	(1,674,712)

Total distributions to Common Stockholders	–	(1,751,390)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	–	1,150,102

Total capital stock transactions	–	1,150,102

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(11,046,645)	48,947,356

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	141,497,028	92,549,672

End of period (including undistributed net investment income (loss) of $(1,310,065) at 6/30/10 and $(1,133,274) at 12/31/09)	$130,450,383	$141,497,028

*	To be allocated to net investment income, net realized gains and/or return of capital at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2010 Semiannual Report to Stockholders | 51

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months		Years ended December 31,
	ended
	June 30, 2010
	(unaudited)		2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF PERIOD	$7.16		$4.76	$8.92	$9.75	$9.76	$9.75

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)		0.03	0.07	0.15	0.16	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)		2.54	(3.67)	1.12	1.50	1.44

Total investment operations	(0.52)		2.57	(3.60)	1.27	1.66	1.50

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.08)	(0.01)	(0.02)	(0.01)	(0.01)
Net realized gain on investments and foreign currency	–		–	(0.07)	(0.07)	(0.09)	(0.11)
Unallocated distributions*	(0.04)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.04)		(0.08)	(0.08)	(0.09)	(0.10)	(0.12)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(0.56)		2.49	(3.68)	1.18	1.56	1.38

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.00)	(0.07)	(0.44)	(0.20)	(0.06)
Net realized gain on investments and foreign currency	–		–	(0.37)	(1.57)	(1.37)	(1.15)
Return of capital	–		(0.09)	(0.03)	–	–	–

Total distributions to Common Stockholders	–		(0.09)	(0.47)	(2.01)	(1.57)	(1.21)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–		(0.00)	(0.01)	(0.00)	(0.00)	(0.03)
Effect of rights offering	–		–	–	–	–	(0.13)

Total capital stock transactions	–		(0.00)	(0.01)	(0.00)	(0.00)	(0.16)

NET ASSET VALUE, END OF PERIOD	$6.60		$7.16	$4.76	$8.92	$9.75	$9.76

MARKET VALUE, END OF PERIOD	$5.74		$6.33	$4.60	$8.97	$10.68	$9.53

TOTAL RETURN (a):
Market Value	(9.32	)%***	40.84%	(44.94)%	3.02%	30.50%	3.03%
Net Asset Value	(7.82	)%***	53.95%	(42.71)%	12.22%	16.33%	13.31%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.37	%**	1.42%	1.34%	1.32%	1.36%	1.48%
Investment advisory fee expense	1.17	%**	1.16%	1.13%	1.14%	1.16%	1.21%
Other operating expenses	0.20	%**	0.26%	0.21%	0.18%	0.20%	0.27%
Net investment income (loss)	(0.25	)%**	0.49%	0.72%	1.13%	1.54%	0.63%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$130,450		$141,497	$92,550	$165,807	$158,567	$143,244
Liquidation Value of Preferred Stock, End of Period (in thousands)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	20%		46%	51%	62%	30%	42%
PREFERRED STOCK:
Total shares outstanding	1,000,000		1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share	$155.45		$166.48	$117.55	$190.81	$183.57	$168.24
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.21		$23.56	$22.89	$24.37	$24.98	$25.38

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.16%, 1.14%, 1.15%, 1.17% and 1.22% for the periods ended June 30, 2010 and December 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.48% and 1.39% for the years ended December 31, 2009 and 2008, respectively; before waiver of fees and after earnings credits would have been 1.37%%, 1.48%, 1.39%, 1.31%, 1.36% and 1.48% for the periods ended June 30, 2010 and December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

*	To be allocated to net investment income, net realized gains and/or return of capital at year end.
**	Annualized.	*** Not annualized.

52 | 2010 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
      Royce Focus Trust, Inc. (the "Fund"), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
      Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
      At June 30, 2010, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 25% of the Fund.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010:

	Level 1	Level 2	Level 3	Total

Common stocks	$106,359,860	$24,745,685	–	$131,105,545
Cash equivalents	–	24,442,000	–	24,442,000

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

2010 Semiannual Report to Stockholders | 53

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Effective May 18, 2009, the Fund pays any dividends and capital gain distributions annually in December on the Fund’s Common Stock. Prior to that date, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 299,149 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2009.
     At June 30, 2010, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred

54 | 2010 Semiannual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Capital Stock (continued):
Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the six months ended June 30, 2010, the Fund accrued and paid Royce investment advisory fees totaling $835,101.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2010, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $29,150,349 and $28,097,820, respectively.

2010 Semiannual Report to Stockholders | 55

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director*, President
Age: 70   |  Number of Funds Overseen: 31   |   Tenure: Since 1986
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Director*
Age: 55  |   Number of Funds Overseen: 44   |   Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Director
Age: 61   |   Number of Funds Overseen: 31   |   Tenure: Since 2010
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 72   |   Number of Funds Overseen: 31   |   Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television a (subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 70   |   Number of Funds Overseen: 31   |   Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 68   |   Number of Funds Overseen: 44   |   Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 70   |   Number of Funds Overseen: 31  |   Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 64   |   Number of Funds Overseen: 44   |   Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005) ; Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 58   |   Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler , Jr. , Vice President
Age: 51   |   Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 52   |   Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 48   |   Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 43   |   Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 50   |   Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Director

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s directors and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

56 | 2010 Semiannual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2010, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2010 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of micro-, small- and mid-cap companies, which may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.

      The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index measures the performance of the smallest 1,000 companies in the Russell 2000. The S&P 500 and S&P SmallCap 600 are indices of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed equity markets, excluding the U.S. and Canada. The MSCI World ex USA Small Core index represents the small-cap segment in the world’s developed equity markets excluding the United States. Returns for the market indices used in this Review and Report were based on information supplied to Royce by Russell Investments and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2010. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2009, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

2010 Semiannual Report to Stockholders | 57

Board Approval of Investment Advisory Agreements

At meetings held on June 9-10, 2010, each of the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for the Funds with other funds in their “peer group,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of Fund brokerage commissions and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The directors also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the Board dealt with each agreement separately. Among other factors, the directors considered the following:

     The nature, extent and quality of services provided by R&A: The Board considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing both the Funds and open-end mutual funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by its voluntary fee waiver policy on preferred stock assets in certain circumstances where the Funds’ total return performance from the issuance of the preferred does not exceed the coupon rate on the preferred, and expansive stockholder reporting and communications. The Board reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The Board determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the Board noted R&A’s ability to attract and retain quality and experienced personnel. The directors concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.

      Investment performance of the Funds and R&A: In light of R&A’s risk averse approach to investing, the Board believes that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Board has historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to 10 years. Morningstar compared each of the Funds’ risk-adjusted performance to that of its applicable open-end fund category. Royce Value Trust’s Sharpe Ratio placed in the third quartile within the small blend category assigned by Morningstar for the three- and five-year periods and in the middle quintile for the ten-year period ended December 31, 2009. Royce Micro-Cap Trust’s Sharpe Ratio placed in the middle quintile for the three- and five-year period and in the first quartile within the small blend, growth or value category assigned by Morningstar for the ten-year period ended December 31, 2009. Finally, Royce Focus Trust’s Sharpe Ratio placed in the top quartile within the small growth category assigned by Morningstar for the three-, five- and ten-year periods ended December 31, 2009.

      The Board noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the Board recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.

      Cost of the services provided and profits realized by R&A from its relationship with each Fund: The Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

      The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Board considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort

58 | 2010 Semiannual Report to Stockholders

involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

      Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers with registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The Board noted that, in the case of Royce Value Trust, the 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on the Fund’s performance versus the S&P 600 SmallCap Index, an unmanaged index, over rolling periods of 60 months. The fee is charged on average net assets over those rolling periods. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage the Fund for the benefit of its long-term common stockholders. The Board noted that R&A had also agreed to waive its management fee on Fund assets in an amount equal to the liquidation preference of the Fund’s outstanding preferred stock if the Fund’s total return from issuance of the preferred on such amount is less than the preferred’s fixed dividend rate. The Board also noted that the fee arrangement, includes a provision for no fee in periods where the Fund’s trailing three-year performance is negative. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that the Fund’s trailing three-year performances earned R&A no fee in 2009.

In the case of Royce Micro-Cap Trust, the directors noted that the Fund has a 1.00% basic fee subject to adjustment up or down (up to 0.50%
either direction) based on the Fund’s performance versus the Russell 2000 Index, an unmanaged index, over rolling 36-month periods. The fee is charged on average net assets over those rolling periods. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage the Fund for the benefit of its long-term stockholders. The Board also noted R&A’s voluntarily waiver of its fee on the liquidation value of the outstanding preferred stock in circumstances where the Fund’s total return performance from the issuance of the preferred is less than the fixed dividend rate on the preferred for each month during the year. The Board noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would rank in the second quartile when compared to its Morningstar-assigned open-end peer group.

      Finally, in the case of Royce Focus Trust, the Board noted that R&A had agreed to waive its management fee on the liquidation value of outstanding preferred stock if the Fund’s total return from issuance of the preferred is less than the preferred’s fixed dividend rate. The Board noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would place in the first quartile of its Morningstar-assigned open-end peer group.

      The Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the Funds’ base advisory fees compared favorably to those other accounts.

      The entire Board, including all the non-interested directors, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the stockholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

2010 Semiannual Report to Stockholders | 59

This page was intentionally left blank.

60 | 2010 Semiannual Report to Stockholders

How To Swim Upstream, Against The Grain, Away From The Crowd

“When in Rome, do as the Greeks.”
– Kenneth Burke
Here at Royce, we occasionally describe ourselves as contrarian investors. Although we regularly (and affectionately) define our approach as “value investing,” we also realize that the terms “value” and “growth” now carry so many varying shades of meaning—not all of them necessarily useful or sound—that for some people they may not go to the heart of what characterizes our time-tested style of asset management. We won’t be dispensing with the term “value” anytime soon, but “contrarian” also nicely encapsulates the way in which we conduct our daily investment practice.

There is also the important factor of one’s investment time horizon—how long is one willing to wait for other investors to recognize those allegedly sterling qualities that first attracted one’s money and interest? Closely related to this is conviction level—if the stock price continues to decline, but the company otherwise seems to be in sound financial condition, does an investor have the stomach to stick it out or, in some cases, add to the position? These are questions a contrarian investor must be able to answer if he or she seeks to successfully go against Wall Street’s consensus.

      The American Heritage Dictionary defines contrarian as, “One who takes a contrary view or action, especially an investor who makes decisions that contradict prevailing wisdom, as in buying securities that are unpopular at the time.” In defining our own contrarian bent, Royce’s Co-Chief Investment Officer, Whitney George, puts it this way: “More often than not, being a contrarian means standing alone. It requires an enormous amount of self-confidence to buy securities when the rest of the world is telling us, ‘These are bad ideas.’ Every day, we might be doing things that other smart people are insisting are wrong, so we have to believe strongly in what we are buying.” To us, then, being a contrarian involves far more than a willingness to swim against the current. It’s not just a matter of moving in the opposite direction of the market, a strategy that, if applied with no core investment principles of one’s own, would almost certainly lead to financial disaster.
      In fact, as useful as the dictionary definition is, it also leaves important questions unanswered. All value investors are, to some degree, contrarians because every investor who uses a value approach is looking for what they judge to be good companies selling at attractively low share prices. (Not to belabor the obvious, but for any stock price to be considered attractively low typically means one of two things: that much of the market believes it is not a worthwhile investment or that the majority of investors have failed to even notice the company’s existence.) Another issue is that how one determines company quality is likely to vary considerably from manager to manager.

Our own habit of being contrarian comes not out of a desire to flout conventional wisdom for its own sake, but from our commitment to doing what we think works best, regardless of what other investors may be buying or selling.

      Our own habit of being contrarian comes not out of a desire to flout conventional wisdom for its own sake, but from our commitment to doing what we think works best, regardless of what other investors may be buying or selling. Purchasing small-cap stocks when they are out of favor, when we may not have a firm idea of when their fortunes may be reversed, when it may take years—and several more stomach-churning plummets in the stock price—for an idea to be successful—all of this makes having a high level of conviction about companies an absolute necessity.
     The disciplined approach that we have been refining since the ’70s focuses on absolute, long-term returns. While we are hardly the only asset manager, even in the small-cap space, to adhere to this standard, much of Wall Street operates on a much narrower calendar, one in which quarterly results matter more than those of the full market or business cycle. Patience is a rare commodity in equity investing, as is the idea that, while beating a benchmark is wonderful, it is still far less important than helping investors to build wealth over long-term time periods.
     The qualities that we most commonly seek in small-cap companies—strong balance sheets, high returns on invested capital and the ability to generate free cash flow—are also not universally sought on Wall Street. Many investors who see the value in these qualities may not be as willing as we are to wait for them to bear fruit in the form of a company’s rising share price. This results in a relatively small number of people who share our passion for quality businesses as well as the patience to stick with them, even as others are busy following the pack. Which is exactly how we like it.

This page is not part of the 2010 Semiannual Report to Stockholders

Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, 11 assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $99 million invested in The Royce Funds.

745 Fifth Avenue | New York, NY 10151 | (800) 221-4268 | www.roycefunds.com
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Computershare Transfer Agent and Registrar (800) 426-5523

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.
(a)	See Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.		ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 27, 2010		Date: August 27, 2010